SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment	☐
Post-Effective Amendment No. 31 (File No. 333-146374)	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 32 (File No. 811-22127)	☒

COLUMBIA FUNDS VARIABLE SERIES TRUST II

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Aendment.

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

(formerly known as Columbia Variable Portfolio – Managed Volatility Fund)

Prospectus April 29, 2013

There are no exchange ticker symbols associated with shares of the Fund.

The Fund offers Class 2 shares to separate accounts (Accounts) funding variable annuity contracts (Contracts) issued by affiliated life insurance companies.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies	3p
Principal Risks	5p
Performance Information	9p
Fund Management	9p
Purchase and Sale of Fund Shares	9p
Tax Information	9p
Payments to Broker-Dealers and Other Financial Intermediaries	9p
More Information About the Fund	10p
Investment Objective	10p
Principal Investment Strategies	10p
Principal Risks	12p
Additional Investment Strategies and Policies	17p
Primary Service Providers	20p
Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest	21p
Certain Legal Matters	22p
Buying and Selling Shares	23p
Description of the Share Class	23p
Buying, Selling and Transferring Shares	24p
Payments to Affiliated Insurance Companies	28p
Financial Highlights	29p
Appendix A: Underlying Funds — Investment Objectives And Strategies	A.1
Appendix B: Underlying Funds — Risks	B.1

2p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

FEES AND EXPENSES OF THE FUND

This table describes the Fund’s fees and expenses that you may pay if you buy a variable annuity and allocate your purchase payments or premiums to subaccounts that invest in the Fund. The table does not reflect any charges or expenses imposed by insurance companies on subaccounts or contracts. If such sales charges or expenses had been included, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class 2
Management Fees(a)	0.24%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.48%
Total Annual Fund Operating Expenses(b)	1.05%

(a)

The Fund’s investment advisory fee is equal to (i) 0.00% on the Fund’s assets that are invested in underlying funds (including any exchange-traded funds (ETFs)) that pay an investment advisory fee to Columbia Management Investment Advisers, LLC (the Investment Manager); and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in securities or instruments (other than underlying funds, including any ETFs, that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee to the Investment Manager, derivatives and individual securities.

(b)

“Total annual Fund Operating Expenses” may not match “Net Expenses” in the Financial Highlights section of this prospectus, which does not include, among other things, fees and expenses incurred as a result of investment in shares of certain acquired funds.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

The example does not reflect the fees and expenses that apply to your Contract or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class 2 shares	$107	$334	$579	$1,283

Portfolio Turnover

The Fund, underlying funds and exchange-traded funds (ETFs) pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds and ETFs. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from April 19, 2012 (commencement of operations) through December 31, 2012, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that, under normal circumstances, pursues its investment objective by allocating its assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. On March 31, 2013, the Fund’s actual effective equity market exposure was approximately 59% of its net assets. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:

•	derivative transactions (such as futures, swaps, forward rate agreements, options and credit default swap indexes);

•	direct investments in exchange-traded funds (ETFs); and

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	3p

•

direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities, international bonds, each with varying interest rates, terms, durations and credit exposures and mortgage dollar rolls).

Collectively these assets are referred to as the Tactical Assets.

The Fund’s “effective equity market exposure” (or EEME) includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Although the Fund’s actual EEME at March 31, 2013 was approximately 59% of its net assets, the Fund’s targeted EEME may, under normal circumstances, range from 0 to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis.

The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed Income Underlying Funds) to gain exposure to equity and fixed income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and may have an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds.

As discussed in the above example, the Tactical Assets are primarily utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).

In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) determines that equity market volatility is relatively low, it may increase the Fund’s EEME and decrease the Fund’s effective fixed income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed income/debt market exposure.

Investment Process

Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:

•	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and

•	Invests in and determines allocations to the Tactical Assets to modify desired asset class exposures (referred to as the Tactical Allocation).

Strategic Allocation

Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed Income Underlying Funds (or some combination of the two).

The Fund may invest in Underlying Funds across various sectors, asset classes within the equity and fixed income/debt asset classes, strategies and markets, including Underlying Funds that invest in equity securities of different investment styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed income or debt securities, including investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures.

Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce or eliminate entirely the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund selections and allocations with more frequency in seeking to achieve desired levels of EEME.

4p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Columbia Management also considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, with respect to the performance of the Underlying Funds, the types of investment categories represented by the Underlying Funds, and the consideration of additional asset classes, or segments within these classes represented by the Underlying Funds. Columbia Management retains full discretion over the Fund’s investment activities.

Tactical Allocation

Under normal circumstances, the Fund invests 10% to 60% of its net assets in or employs such percentage of its net assets in the Tactical Allocation strategy, which include derivative transactions (such as futures, swaps, forward rate agreements, options and credit default swaps on baskets of securities (more commonly referred to as credit default swap indexes)), as well as direct investments in exchange-traded funds (ETFs) and fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities, international bonds, each with varying interest rates, terms, durations and credit exposures and mortgage dollar rolls).

Through investments in Tactical Assets, Columbia Management seeks to adjust the Fund’s exposures to equity and fixed income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) it’s EEME and, correspondingly, increase the Fund’s effective fixed income/debt market exposure. Conversely, the Fund may also increase its EEME by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.

The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on liquid equity indices to protect against periods of decline in equity markets.

The Investment Manager believes that the use of the Tactical Assets, and derivative transactions and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management expects to use derivatives and ETFs as primary tools for adjusting the Fund’s EEME.

The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated money market funds, to cover obligations with respect to, or that may result from, the Fund’s derivative transactions. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

Underlying Funds

Appendix A includes the list of the Underlying Funds available to the Fund within each asset class (equity, fixed income and cash/cash equivalents (money market funds)), as well as a description of the Underlying Funds’ investment objectives and strategies. A description of the principal risks associated with the Underlying Funds is included in Appendix B. Columbia Management may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. The prospectuses and Statements of Additional Information for the Underlying Funds are incorporated by reference into this prospectus and are available free of charge by calling 800.345.6611.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	5p

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If the counterparty under a CDSX defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Also, the Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

6p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their investment objective. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	7p

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to Market Risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversly affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

8p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

PERFORMANCE INFORMATION

The bar chart and average annual total return table are not presented because the Fund, which commenced operations on April 19, 2012, has not had a full calendar year of operations as of the date of this prospectus. When performance information is available, the Fund intends to compare its performance to the performance of the Barclays U.S. Aggregate Bond Index and a Blended Index, consisting of 50% of Barclays U.S. Aggregate Bond Index, 26% S&P 500 Index, 15% MSCI EAFE Index and 9% Russell 2000 Index.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Todd White	Head of Alternative and Absolute Return Investment	Lead Portfolio Manager	2012
Jeffrey L. Knight, CFA	Head of Global Asset Allocation	Portfolio Manager	February 2013
Kent Peterson, Ph.D.	Senior Portfolio Manager	Portfolio Manager	2012
Melda Mergen, CFA, CAIA	VP–Investment Oversight	Portfolio Manager	2012
Kent Bergene	VP–Product Management	Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES

You may not buy (nor will you own) shares of the Fund directly.

The Fund sells its shares at net asset value directly to variable annuity separate accounts of RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, RiverSource Life) where the Contract holder has elected a guaranteed benefit rider that requires investment in the Fund or other Portfolio Stabilizer fund (the Rider). The election of a Rider currently requires that Contract holders allocate 100% of their Contract value to the Fund or any other Portfolio Stabilizer fund (or any combination of Portfolio Stabilizer funds). Accordingly, you will be required to invest indirectly in the Fund (or other Portfolio Stabilizer fund) through election of a Rider in connection with your purchase of a Contract issued by a separate account. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest. Please see your Contract prospectus for more information.

TAX INFORMATION

The Fund is treated as a partnership for U.S. federal income tax purposes, and does not make regular distributions (other than in redemption of Fund shares) to shareholders which are the participating insurance companies investing in the Fund through separate accounts or certain other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s web site for more information.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	9p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (the Fund) pursues total return while seeking to manage the Fund’s exposure to equity market volatility. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund that, under normal circumstances, pursues its investment objective by allocating its assets across equity and fixed income/debt asset classes while targeting a particular level of effective equity market exposure (described below) that varies based on volatility in the equity market. On March 31, 2013, the Fund’s actual effective equity market exposure was approximately 59% of its net assets. The Fund invests in a mix of affiliated mutual funds (Underlying Funds) and, in seeking to manage the Fund’s exposure to equity market volatility, the Fund employs a tactical allocation strategy utilizing:

•	derivative transactions (such as futures, swaps, forward rate agreements, options and credit default swap indexes);

•	direct investments in exchange-traded funds (ETFs); and

•

direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities (TIPS), mortgage- and asset-backed securities, international bonds, each with varying interest rates, terms, durations and credit exposures and mortgage dollar rolls).

Collectively, these assets are referred to as the Tactical Assets.

The Fund’s “effective equity market exposure” (or EEME) includes exposure to equity markets through the Fund’s investments in Underlying Funds and Tactical Assets, adjusted to reflect the degree to which the Fund’s holdings are expected to move in tandem with equity markets (beta) based solely on the views of the Fund’s investment manager. Although the Fund’s actual EEME at March 31, 2013, was approximately 59% of its net assets, the Fund’s targeted EEME may, under normal circumstances, range from 0 to 70% of its net assets. Within this range, the Fund’s targeted and actual EEME is subject to change, including on a daily basis.

The Fund invests in Underlying Funds focused on equity investments (Equity Underlying Funds) and Underlying Funds focused on fixed-income/debt investments (Fixed Income Underlying Funds) to gain exposure to equity and fixed income/debt asset classes, respectively. If the Fund invests, for example, 50% of its net assets in Equity Underlying Funds (and has no EEME through its Tactical Assets), the Fund will have 50% of its net assets exposed to the equity market and will also have an EEME of 50% of its net assets. Using the same example, the Fund could employ its Tactical Assets to increase the Fund’s EEME to a maximum of 70% while maintaining a 50% allocation to Equity Underlying Funds.

As discussed in the above example, the Tactical Assets are primarily utilized to adjust (increase or reduce) the Fund’s exposure to equity and fixed income/debt asset classes and various segments within these asset classes (i.e., the Tactical Assets are used to adjust the Fund’s EEME). Derivatives instruments may also be used to facilitate the Fund’s management of cash inflows/outflows. At times (e.g., when there are significant cash inflows or anticipated inflows), such additional derivatives use could cause the Fund’s assets to be invested outside the ranges described below for Fund investments in Tactical Assets (and, in turn, the Underlying Funds).

In general, when the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) determines that equity market volatility is relatively low, it may increase the Fund’s EEME and decrease the Fund’s effective fixed income/debt market exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the Fund’s EEME and, correspondingly, increase the Fund’s effective fixed income/debt market exposure.

Investment Process

Columbia Management uses the following two-part investment process that, together, pursues total return while seeking to manage the Fund’s exposure to equity market volatility:

•	Selects and determines allocations to the Underlying Funds (referred to as the Strategic Allocation); and

•	Invests in and determines allocations to the Tactical Assets to modify desired asset class exposures (referred to as the Tactical Allocation).

10p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Strategic Allocation

Under normal circumstances, the Fund invests 40% to 90% of its net assets in Underlying Funds managed by Columbia Management, including those for which Columbia Management provides day-to-day portfolio management and those for which day-to-day portfolio management is provided by investment subadvisers hired by Columbia Management. Of the assets allocated to the Underlying Funds, the Fund may invest up to 100% of those assets in Equity Underlying Funds or Fixed Income Underlying Funds (or some combination of the two).

The Fund may invest in Underlying Funds across various sectors, asset classes within the equity and fixed income/debt asset classes, strategies and markets, including Underlying Funds that invest in equity securities of different investment styles (e.g., growth, value and core/blend), market capitalizations (e.g., large, mid and small cap) and geographic focus (e.g., domestic and international, including emerging markets), as well as those that invest in real estate securities and fixed income or debt securities, including investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures.

Underlying Fund selections and allocations are reviewed periodically by Columbia Management. Changes to Underlying Fund selections and allocations may be driven by various factors, including the risks and potential benefits of investing in a particular Underlying Fund as a means of achieving total return. During times of relatively high equity market volatility as determined by Columbia Management, Columbia Management may reduce or eliminate entirely the Fund’s allocation to Equity Underlying Funds and may alter Underlying Fund selections and allocations with more frequency in seeking to achieve desired levels of EEME.

Columbia Management also considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, with respect to the performance of the Underlying Funds, the types of investment categories represented by the Underlying Funds, and the consideration of additional asset classes, or segments within these classes represented by the Underlying Funds. Columbia Management retains full discretion over the Fund’s investment activities.

Tactical Allocation

Under normal circumstances, the Fund invests 10% to 60% of its net assets in or employs such percentage of its net assets in the Tactical Allocation strategy, which include derivative transactions (such as futures, swaps, forward rate agreements, options and credit default swaps on baskets of securities (more commonly referred to as credit default swap indexes)), as well as direct investments in exchange-traded funds (ETFs) and fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, TIPS, mortgage- and asset-backed securities, international bonds, each with varying interest rates, terms, durations and credit exposures and mortgage dollar rolls).

Through investments in Tactical Assets, Columbia Management seeks to adjust the Fund’s exposures to equity and fixed income/debt markets and to segments within those markets in response to its assessment of the relative risks and potential returns of these markets and segments. As with the Underlying Funds, the Fund may, through its tactical allocation strategy, reduce (or, in certain extreme cases, eliminate entirely) it’s EEME and, correspondingly, increase the Fund’s effective fixed income/debt market exposure. Conversely, the Fund may also increase its EEME by employing the Tactical Assets to adjust upward the volatility level in the Fund’s portfolio closer to desired levels.

The Fund also seeks to reduce equity market volatility in the portfolio by purchasing or writing call and put options on liquid equity indices to protect against periods of decline in equity markets.

The Investment Manager believes that the use of the Tactical Assets, and derivative transactions and ETFs in particular, may provide more efficient and economical exposure to asset classes and segments than investments in or withdrawals from the Underlying Funds. As a result, Columbia Management expects to use derivatives and ETFs as primary tools for adjusting the Fund’s EEME.

The Fund may hold a significant amount of cash, money market instruments or other high quality, short-term investments, including shares of affiliated money market funds, to cover obligations with respect to, or that may result from, the Fund’s derivative transactions. The Fund’s use of certain derivatives may create significant leveraged exposure to the equity and debt markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that the Fund could lose more than originally invested in the derivative.

The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	11p

Underlying Funds

Below are the Underlying Funds available to the Fund within each asset class. Columbia Management may add new Underlying Funds for investment or change Underlying Funds without the approval of shareholders. Certain Underlying Funds, due to their characteristics, may fit into more than one category, and may be used by the Investment Manager to provide exposure to more than one of these categories. A description of the Underlying Funds’ investment objectives and strategies is included in Appendix A. A description of the principal risks associated with the Underlying Funds is included in Appendix B. The prospectuses and Statements of Additional Information for the Underlying Funds are incorporated by reference into this prospectus and are available free of charge by calling 800.345.6611.

Equity Underlying Funds

Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Dividend Opportunity Fund, Columbia Variable Portfolio – Emerging Markets Fund, Columbia Variable Portfolio – International Opportunity Fund, Columbia Variable Portfolio – Large Cap Growth Fund, Columbia Variable Portfolio – Large Core Quantitative Fund, Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, Columbia Variable Portfolio – Mid Cap Value Opportunity Fund, Columbia Variable Portfolio – Select Large Cap Growth Fund, Columbia Variable Portfolio – Select Large-Cap Value Fund, Columbia Variable Portfolio – Select Smaller-Cap Value Fund, Variable Portfolio – American Century Growth Fund, Variable Portfolio – Columbia Wanger International Equities Fund, Variable Portfolio – Columbia Wanger U.S. Equities Fund, Variable Portfolio – DFA International Value Fund, Variable Portfolio – Holland Large Cap Growth Fund, Variable Portfolio – Invesco International Growth Fund, Variable Portfolio – Jennison Mid Cap Growth Fund, Variable Portfolio – MFS Value Fund, Variable Portfolio – Mondrian International Small Cap Fund, Variable Portfolio – Morgan Stanley Global Real Estate Fund, Variable Portfolio – NFJ Dividend Value Fund, Variable Portfolio – Nuveen Winslow Large Cap Growth Fund, Variable Portfolio – Partners Small Cap Growth Fund, Variable Portfolio – Partners Small Cap Value Fund, Variable Portfolio – Pyramis® International Equity Fund, Variable Portfolio – Pyrford International Equity Fund, Variable Portfolio – Sit Dividend Growth Fund and Variable Portfolio – Victory Established Value Fund.

Fixed Income Underlying Funds

Columbia Variable Portfolio – Core Bond Fund, Columbia Variable Portfolio – Diversified Bond Fund, Columbia Variable Portfolio – Emerging Markets Bond Fund, Columbia Variable Portfolio – Global Bond Fund, Columbia Variable Portfolio – High Yield Bond Fund, Columbia Variable Portfolio – Income Opportunities Fund, Columbia Variable Portfolio – Limited Duration Credit Fund, Columbia Variable Portfolio – U.S. Government Mortgage Fund, Columbia Variable Portfolio – Strategic Income Fund, Variable Portfolio – American Century Diversified Bond Fund, Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio – Eaton Vance Floating-Rate Income Fund, Variable Portfolio – J.P. Morgan Core Bond Fund, Variable Portfolio – PIMCO Mortgage-Backed Securities Fund and Variable Portfolio – Wells Fargo Short Duration Government Fund.

Cash/Cash Equivalents (Money Market Funds)

Columbia Variable Portfolio – Cash Management Fund.

PRINCIPAL RISKS

An investment in the Fund involves risk. Principal risks associated with an investment in the Fund include specific risks relating to the investment in the Fund based on its investment process, and certain general risks based on its “fund of funds” structure, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund shares may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

12p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. If a credit event occurs in one of the reference issuers, the protection is paid out through the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or through a cash settlement between the two parties. The reference issuer is then removed from the index. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the counterparty under a CDSX defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s CDSX may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another CDSX or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	13p

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

14p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The ability of the Fund to realize its investment objective(s) will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objective. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a fund. This risk may be particularly important when one investor owns a substantial portion of a fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	15p

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

16p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to Market Risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversly affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies. Additionally, because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent that the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

ADDITIONAL INVESTMENT STRATEGIES AND POLICIES

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	17p

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Affiliated Funds

The Fund may sell underlying funds in order to accommodate redemptions of the Fund’s shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The Investment Manager seeks to minimize the impact of the Fund’s purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision past the ideal time that the investment manager identified to implement the allocation. In addition, because the Investment Manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the Investment Manager may have an economic conflict of interest. The Investment Manager reports to the Fund’s Board on the steps it has taken to manage any potential conflicts.

Affiliated Products

Shares of the Fund are currently available solely to holders of variable annuity contracts (Contracts) issued by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (collectively, RiverSource Life) where the Contract holder has elected a guaranteed benefit rider that requires investment in the Fund (the Rider). RiverSource Life is an affiliate of Ameriprise Financial, which is the parent company of Columbia Management, the Fund’s investment manager. RiverSource Life has financial obligations to holders of the Riders arising from guarantee obligations under such Riders, which vary based upon the investment performance of the Fund. RiverSource Life expects to benefit financially by offering this Fund, compared to offering other types of funds, in Contracts with Riders. For example, RiverSource Life expects to reduce its costs to purchase hedge investments associated with Contract liabilities tied to this Fund. It also expects to benefit from the greater liquidity of hedge investments used to meet its obligations under the Riders. In addition, it expects to reduce its capital requirements, which represent assets RiverSource Life sets aside to back the guarantees offered in its Contracts. As described above, RiverSource Life has a financial interest in reducing its potential exposure with respect to Contract values invested under the Riders. This may present a potential conflict of interest with respect to the interests of the holders of the Riders (who are required to allocate their Contract value to the Fund). In particular, RiverSource Life’s interest in reducing volatility within the Fund’s portfolio may present a potential conflict between it and Columbia Management as the latter seeks to achieve the Fund’s investment objective of “total return while seeking to manage the Fund’s exposure to equity market volatility.”

Columbia Management has a framework in place to ensure its management of the Fund is effected in the best interests of the Fund, without undue influence from RiverSource Life. Although an investment in the Fund may have the effect of mitigating declines in your Contract value under a Rider in the event of a significant decline in the equity markets, the strategy followed by the Fund, if successful, will also generally result in your Contract value increasing to a lesser degree than the equity markets, or decreasing when the values of equity investments are stable or rising. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting an investment option offered in connection with a different guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, or that it will work as effectively as is intended.

18p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, if applicable, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s estimated average net assets during the fiscal year. In general, the Fund’s expense ratios will increase as its net assets decrease, such that if the Fund’s assets decrease, the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses.

Expense Reimbursement Arrangements

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.15%.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	19p

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

PRIMARY SERVICE PROVIDERS

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and the Columbia Management Investment Services Corp. (the Transfer Agent) are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determines what securities and other investments the Fund should buy or sell and executes the portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing investments. At present, the Investment Manager has not engaged any investment subadviser for the Fund.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays the Investment Manager a fee for its investment advisory services. The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee is (i) 0.00% on the Fund’s assets that are invested in underlying funds that pay an investment advisory fee to the Investment Manager; and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on its assets invested in securities (other than underlying funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board’s approval of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the period ending June 30, 2012.

Portfolio Managers

Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by portfolio managers of shares in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Todd White	Head of Alternative and Absolute Return Investment	Lead Portfolio Manager	2012
Jeffrey L. Knight	Head of Global Asset Allocation	Portfolio Manager	February 2013
Kent Peterson, Ph.D.	Senior Portfolio Manager	Portfolio Manager	2012
Melda Mergen, CFA, CAIA	VP–Investment Oversight	Portfolio Manager	2012
Kent Bergene	VP–Product Management	Portfolio Manager	2012

20p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Mr. White joined the Investment Manager in 2008. From 2004 to 2008, Mr. White was Managing Director, Global Head of the Asset-Backed and Mortgage-Backed securities businesses, and North American Head of the Interest Rate business, HSBC. Mr. White began his investment career in 1986 and earned a B.S. in Finance from Indiana University.

Mr. Knight joined the Investment Manager in February 2013. Prior to February 2013, Mr. Knight was at Putnam Investments. Mr. Knight began his investment career in 1987 and earned a M.B.A from the Tuck School of Business at Dartmouth College.

Mr. Peterson joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group where he worked as a portfolio manager since 2006. Mr. Peterson began his investment career in 1999 and earned a B.A. from Cornell University and a Ph.D. from Princeton University.

Ms. Mergen joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group where she worked as a portfolio manager since 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and a M.B.A. from the University of Massachusetts at Amherst.

Mr. Bergene joined the Investment Manager in 1981. Mr. Bergene began his investment career in 1981 and earned a B.S. from the University of North Dakota.

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services.

The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged Boston Financial Data Services (BFDS) as the Fund’s sub-transfer agent to provide various services. Fees paid to the Transfer Agent include reimbursements for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES – CERTAIN CONFLICTS OF INTEREST

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

•	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	21p

•	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/ managed by the Investment Manager and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests;

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund; and

•

insurance companies investing in the Fund may be affiliates of Ameriprise Financial; these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund’s shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

CERTAIN LEGAL MATTERS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

22p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Buying and Selling Shares

DESCRIPTION OF THE SHARE CLASS

Share Class Features

The Fund offers Class 2 shares. The following summarizes the primary features of the Class 2 shares.

Class 2 Shares
Eligible Investors	Shares of the Fund are available only to separate accounts (Accounts) of participating insurance companies as underlying investments for variable annuity contracts (Contracts).
Investment Limits	none
Conversion Features	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and/or Service Fees	0.25%

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the insurance company that issued your contract. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Distribution and/or Service Fees

Pursuant to Rule 12b-l under the Investment Company Act of 1940 (1940 Act), the Board has approved, and the Fund has adopted, a distribution and/or shareholder servicing plan which set the distribution and/or service fees that are periodically deducted from the Fund’s assets for Class 2 shares. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or selling agents for selling shares of the Fund and/or providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including to affiliated and unaffiliated insurance companies (each an intermediary), for marketing/sales support services relating to the Columbia Funds. The amount and computation of such payments varies by fund, although such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for an intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the intermediary. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such selling agents to offset credits that they may provide to customers. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	23p

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing/sales support payments. Your selling agent may charge you fees and commissions in addition to those described herein. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent may have a conflict of interest or financial incentive with respect to its recommendations regarding the Fund or any Contract that includes the Fund.

Buying, Selling and Transferring Shares

Share Price Determination

The price you pay or receive when you buy, sell or transfer shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share at the end of each business day. The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The assets of the underlying funds are valued at their NAVs.

FUNDamentals™

NAV Calculation

The Fund calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The Fund’s and underlying funds’ equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Board. For underlying money market funds, the fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund or the underlying fund will determine the price of the security held by the Fund or underlying fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund or the underlying fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s or the underlying fund’s share price is calculated. Foreign exchanges typically close before the time at which the Fund’s or the underlying fund’s share prices are calculated, and may be closed altogether on some days when the Fund’s or the underlying fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund or the underlying fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

24p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

To the extent the Fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of fund shares. However, when the Fund or an underlying fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s or underlying fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund and the underlying funds have retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Shareholder Information

Shares of the Fund may not be purchased or sold directly by individual Contract owners. When you sell your shares through your Contract, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations. Depending on the context, references to “you” or “your” herein refer either to the holder of a Contract who may select Fund shares to fund his or her investment in the Contract or to the participating insurance company as the holder of Fund shares through one or more separate accounts.

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in “good form” by Columbia Management Investment Services Corp. (the Transfer Agent) or a selling agent, including your participating insurance company, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract. Any charges that apply to your Contract, and any charges that apply to separate accounts of participating insurance companies that may own shares directly, are described in your Contract prospectus.

You may transfer all or part of your investment in a Fund to one or more of the other investment options available under your Contract. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested.

Please refer to your Contract prospectus for more information about transfers as well as surrenders and withdrawals.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require untimely disposition of portfolio securities or large ready reserves of uninvested cash to meet shareholder redemptions. Each situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares — Excessive Trading Practices Policy of Non-Money Market Funds.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	25p

The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific transfer limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Transferring Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including transfer buy orders, involving any Fund. For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in underlying funds using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and transfer orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

The assets of the Fund consist primarily of underlying funds. Underlying funds may be more susceptible to the risks of market timing. To the extent that the underlying funds invest significantly in foreign securities traded on markets that close before the underlying fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the underlying fund’s valuation time that influence the value of foreign securities, investors may seek to trade underlying fund shares in an effort to benefit from their understanding of the value of foreign securities as of the underlying fund’s valuation time. This is often referred to as price arbitrage. The underlying funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the underlying fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the underlying fund’s shares held by other shareholders.

26p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Similarly, to the extent that the Fund or the underlying funds invest significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund or underlying fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of the underlying fund’s shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

Money market funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of underlying money market fund shares. However, since frequent purchases and sales of underlying money market fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the underlying money market funds) and disrupting portfolio management strategies, each of the underlying money market funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the underlying money market funds have no limits on buy or exchange transactions. In addition, each of the underlying money market fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of the its shares at any time.

Distributions and Taxes

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

Distributions

Because the Fund expects to be treated as a partnership for tax purposes, it is not required to and does not make regular distributions to its shareholders (other than in redemption of Fund shares), but may do so in the sole discretion of the Fund’s Board (or its delegates).

Taxes

The Fund is treated as a partnership that is not a “publicly traded partnership” for U.S. federal income tax purposes. If the Fund were not to qualify for such treatment, the Fund could be subject to U.S. federal income tax at the Fund level, which would reduce the value of an investment in the Fund.

As a partnership that is not a “publicly traded partnership,” the Fund is not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund.

Shares of the Fund are only offered to separate accounts of participating insurance companies pursuant to the applicable Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract regarding the U.S. federal income taxation of your investment.

For Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Fund through such Contract, even if the Fund makes allocations or distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be “adequately diversified.” The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of a holder of a Contract will be “adequately diversified.” If the Fund does not meet such requirements because its investments are not adequately diversified, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts, or if the Fund does not qualify for treatment as a partnership that is not a “publicly traded partnership.”

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	27p

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts and annuity contracts is discussed in your annuity contract prospectus.

Payments to Affiliated Insurance Companies

The Fund is sold exclusively as underlying investment options of the Contracts offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). Columbia Management and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Fund as an investment option in the Contracts. These allocations may be significant. In addition, employees of Ameriprise Financial and its affiliates, including employees of the Companies, may be separately incented to include the Fund in the Contracts, as employee compensation and business unit operating goals at all levels are tied to the company’s success. These Contracts may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. The amount of payment from sponsors of unaffiliated funds or allocation from Columbia Management and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a Fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a Contract. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investments in the Fund increase. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the Distributor, and the products they offer, including the Fund. These arrangements are sometimes referred to as “revenue sharing payments,” and are in addition to any 12b-l distribution and/or service fees or other amounts paid by the Fund for account maintenance, sub-accounting or recordkeeping services provided directly by the Companies. See the Contract prospectus for more information regarding these payments and allocations.

28p	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The total return does not reflect any fees, expenses or sales charges imposed by your Contract, or imposed on Accounts that may own shares directly, if any, and is not annualized. Inclusion of these charges would reduce the total return for the period shown. The information for the most recent fiscal period has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended December 31, 2012(a)
Class 2
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	0.22
Total from investment operations	0.27
Net asset value, end of period	$10.27
Total return	2.70%
Ratios to average net assets(b)
Total gross expenses	0.56%	(c)
Total net expenses(d)	0.53%	(c)
Net investment income	0.74%	(c)
Supplemental data
Net assets, end of period (in thousands)	$2,136,697
Portfolio turnover	117%	(e)

Notes to Financial Highlights

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 20% for the year ended December 31, 2012.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	29p

Appendix A

UNDERLYING FUNDS — INVESTMENT OBJECTIVES AND STRATEGIES

The following is a brief description of the investment objectives and strategies of the underlying funds in which the Fund may invest as part of its principal investment strategies. Columbia Management may add new underlying funds for investment or change underlying funds without the approval of shareholders. Additional information regarding the underlying funds is available in the prospectuses and statements of additional information for the underlying funds. This prospectus is not an offer for any of the underlying funds. For a copy of a prospectus of an underlying fund(s), which contains this and other information, call 800.345.6611. Read any prospectus carefully before you invest.

Underlying Funds	Investment Objectives and Strategies

Equity Funds

Columbia Variable Portfolio – Contrarian Core Fund

The Fund seeks total return, consisting of long-term capital appreciation and current income.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the Investment Manager believes are undervalued and have the potential for long-term growth and current income. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Investment Manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

Columbia Variable Portfolio – Dividend Opportunity Fund

The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund may invest in companies of any size. The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund may invest in derivatives, such as structured investments, for investment purposes, for risk management (hedging) purposes and to increase investment flexibility.

Columbia Variable Portfolio – Emerging Markets Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest in currency and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

A.1	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – International Opportunity Fund

The Fund seeks to provide shareholders with capital appreciation.

The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential. The Fund may invest in developed and in emerging markets.

The Fund will normally have exposure to foreign currencies.

Columbia Variable Portfolio – Large Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000® Growth Index. In addition to its primary investments in large-capitalization companies, the Fund may invest up to 20% of its net assets in small-and mid-capitalization companies.

The Fund may invest up to 25% of its net assets in foreign investments.

Columbia Variable Portfolio – Large Core Quantitative Fund

The Fund seeks to provide shareholders capital appreciation.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations greater than $5 billion at the time of purchase or that are within the market capitalization range of companies in the S&P 500 Index (the Index) at the time of purchase. These equity securities generally include common stocks. In pursuit of the Fund’s objective, the portfolio managers uses quantitative analysis to evaluate the relative attractiveness of potential investments.

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund

The Fund seeks to provide shareholders with growth of capital.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. For these purposes, mid-cap companies are considered to be companies whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap Index (the Index) at the time of purchase.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.2

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – Mid Cap Value Opportunity Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap® Value Index (the Index).

The Fund may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations outside the range of the Index.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Variable Portfolio – Select Large Cap Growth Fund

The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. and foreign companies that have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Investment Manager believes have the potential for long-term growth. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

Columbia Variable Portfolio – Select Large-Cap Value Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase by the Fund. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000® Index (the Index) at the time of purchase by the Fund.

The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach.

Variable Portfolio – American Century Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in common stocks of larger-sized companies selected for their growth prospects. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Under normal circumstances, the Fund’s portfolio will primarily consist of securities of larger-sized U.S. companies demonstrating business improvement. The Fund defines larger-sized companies as those with a market capitalization greater than $2.5 billion at the time of purchase.

The Fund may invest up to 25% of its net assets in foreign investments.

A.3	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – Columbia Wanger International Equities Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities. Under normal circumstances, the Fund invests at least 75% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Variable Portfolio – Columbia Wanger U.S. Equities Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of investment. However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion. Except as noted above, under normal circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Variable Portfolio – DFA International Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of large non-U.S. companies associated with developed markets that the Fund’s portfolio management team determines to be value stocks at the time of purchase. These equity securities generally include common stock, preferred stock and depositary receipts.

Under normal circumstances, the Fund intends to invest at least 40% of its assets in companies in three or more non-U.S. developed market countries.

Investments for the Fund will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in the Fund’s portfolio do pay dividends. It is anticipated, therefore, that the Fund, will receive dividend income.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions, and may use currency forward contracts in connection with the settlement of equity trades or the exchange of one currency for another.

Variable Portfolio – Holland Large Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000 Index (Index). Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs). The Fund invests primarily in U.S. companies. Up to 25% of the Fund’s net assets may be invested in foreign investments, including investments in emerging markets. Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Holland Capital Management LLC (Holland or the Subadviser), which provides day-to-day portfolio management of the Fund.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.4

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – Invesco International Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund’s assets are primarily invested in equity securities and depositary receipts of foreign issuers. The Fund will normally invest in securities of companies located in at least three countries outside the U.S., which may include significant investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may also invest up to 30% of its assets in securities that provide exposure to emerging markets. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Fund can invest in futures contracts, including index futures, to seek exposure to the broad market in connection with managing cash balances or to hedge against downside risk. The Fund may also hold warrants in connection with the acquisition of securities.

Variable Portfolio – Jennison Mid Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those companies with a market capitalization that falls within the range of the companies that comprise the Russell Midcap® Growth Index. Up to 25% of the Fund’s net assets may be invested in foreign investments.

Variable Portfolio – MFS Value Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund’s assets are invested primarily in equity securities. The Fund invests primarily in the stocks of companies that are believed to be undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Fund may invest up to 25% of its net assets in foreign securities.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks equity interests in real estate investment trusts (REITs) and depositary receipts for such securities. While the Fund may invest its assets in companies of any size, the Fund generally focuses on large-capitalization companies. Large-capitalization companies are defined by the Fund as those companies with market capitalizations of at least $5 billion at the time of purchase.

Variable Portfolio – Mondrian International Small Cap Fund

The Fund seeks to provide shareholders with long-term capital growth.

The Fund invests primarily in equity securities of non-U.S. small cap companies. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the stocks of non-U.S. small cap companies. The Fund’s subadviser considers small cap companies to be those companies whose market capitalization falls within the range of companies in the MSCI World ex-U.S. Small Cap Index (the Index). The Index is composed of stocks which are categorized as small capitalization stocks and is designed to measure equity performance in 23 global developed markets, excluding the U.S. The Fund may also invest in emerging markets.

The Fund may use forward foreign currency contracts, with terms of up to three months on a rolling basis, in an effort to defensively hedge the currency of existing positions. The Fund also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

A.5	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – Morgan Stanley Global Real Estate Fund

The Fund seeks to provide shareholders with current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities issued by companies in the real estate industry located throughout the world (Global Real Estate Companies).

The Fund will invest primarily in companies in the real estate industry located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry include, among others, real estate operating companies (REOCs), real estate investment trusts (REITs), and similar entities formed under the laws of non-U.S. countries.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in Global Real Estate Companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. As a result, the Fund may make substantial investments in non-U.S. dollar denominated securities. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Variable Portfolio – NFJ Dividend Value Fund

The Fund seeks to provide shareholders with long-term growth of capital and income.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of companies that pay or are expected to pay dividends. The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also may invest in real estate investment trusts.

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of U.S. companies with a market capitalization in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Variable Portfolio – Partners Small Cap Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range and composition of the companies in the Index is subject to change.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

The investment manager to the Fund is responsible for the oversight of the Fund’s subadvisers (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The investment manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.6

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – Partners Small Cap Value Fund

The Fund seeks to provide shareholders with long-term capital appreciation.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small capitalization companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index. The Fund may buy and hold stock in a company that is not included in the Index. The Fund may invest in any types of securities, including common stocks.

The Fund may invest up to 25% of its net assets in foreign investments. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Barrow, Hanley, Mewhinney & Strauss, LLC, Denver Investment Advisors LLC, Donald Smith & Co., Inc., River Road Asset Management, LLC and Turner Investments, L.P. (each a Subadviser and together the Subadvisers), which provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

Variable Portfolio – Pyramis® International Equity Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of foreign issuers located or traded in countries other than the U.S. that are believed to offer strong growth potential. Under normal circumstances, the Fund invests its assets in common stocks of companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index.

Variable Portfolio – Pyrford International Equity Fund

The Fund seeks long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in countries outside the United States, including issuers in emerging markets countries. Equity securities include, without limitation, common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $1 billion. The Fund invests primarily in companies that are located in the countries represented in the MSCI Europe, Australasia, Far East (EAFE) Index (the Index), which includes developed countries outside of North America. The Fund may invest up to 20% of its net assets in companies that are located in countries not represented in the Index, such as emerging markets countries. The Fund will invest primarily in securities of companies listed on a non-U.S. securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies.

The Fund may invest in forward foreign currency contracts primarily for hedging purposes. Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for oversight of the Fund’s subadviser, Pyrford International Ltd. (Pyrford or the Subadviser), which provides day-to-day portfolio management to the Fund.

A.7	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – Sit Dividend Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments.

Variable Portfolio – Victory Established Value Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). The Fund may invest in American Depository Receipts (ADRs). The Fund may from time to time emphasize one or more economic sectors in selecting its investments. The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

Fixed Income Funds

Columbia Variable Portfolio – Core Bond Fund

The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations and other private issuers, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined by Columbia Management Investment Advisers, LLC, the Fund’s investment adviser (the Investment Manager) to be of comparable quality. The Fund may invest up to 25% of its assets in dollar-denominated debt securities issued by foreign governments, companies or other entities and up to 20% of its assets in preferred stock. The Fund also may invest up to 25% of its assets in securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”) or are unrated but determined to be of comparable quality.

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities. The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.8

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – Diversified Bond Fund

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. Although the Fund emphasizes high-and medium-quality debt securities, it may assume increased credit risk in seeking to achieve higher dividends and/or capital appreciation by investing up to 20% of net assets in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”). The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.

The Fund may invest in derivatives such as credit default swaps and futures contracts.

The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

Columbia Variable Portfolio – Emerging Markets Bond Fund

The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

The Fund is a non-diversified fund. The Fund invests primarily in fixed income securities of emerging markets issuers. For these purposes, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund investment team’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Fixed income securities may be denominated in either U.S. dollars or the local currency of the issuer. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single issuer. The Fund can invest in emerging market sovereign debt instruments of any credit quality including those rated investment grade and below investment grade or considered to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”). Although the emerging markets sovereign debt universe largely consists of investment grade instruments, a significant portion of that universe is rated in these lower rating categories. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

A.9	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – Global Bond Fund

The Fund seeks to provide shareholders with high total return through income and growth of capital.

The Fund is a non-diversified fund. The Fund invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high-and medium-quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by investing in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. In selecting investments, the portfolio managers put more emphasis on credit risk than either maturity or duration.

Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believe the market conditions for these investments or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

In addition, in pursuing its objective, the Fund, relying on quantitative and qualitative analyses, may enter into various currency-, interest rate- and credit-related transactions involving derivatives instruments, including futures contracts (such as currency, bond, treasury, index and interest rate futures) and forward foreign currency contracts (forwards). The use of these derivatives instruments allows the Fund to obtain net long or net negative (short) exposure to selected currencies, interest rates and duration risks. The Fund may use these derivatives as well as “to be announced” (TBA) mortgage-backed securities in an effort to produce incremental earnings, for hedging purposes, to obtain increased or decreased exposures to various markets/sectors or to increase investment flexibility. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.10

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – High Yield Bond Fund

The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Columbia Variable Portfolio – Income Opportunities Fund

The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

Under normal circumstances, the Fund’s assets are invested primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. These income-producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or if unrated, securities determined to be of comparable quality. If a security falls below a B rating after investment by the Fund, the Fund may continue to hold the security.

The Fund may invest up to 25% of its net assets in foreign investments.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio managers put more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

Columbia Variable Portfolio – Limited Duration Credit Fund

The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate bonds. The Fund will primarily invest in debt securities with short- and intermediate-term maturities generally similar to those included in the Barclays U.S. 1-5 Year Corporate Index. The Fund may invest up to 15% of its net assets in securities that, at the time of purchase, rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”). The Fund may invest up to 25% of its net assets in foreign investments including emerging markets.

A.11	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Columbia Variable Portfolio – Strategic Income Fund

The Fund seeks total return, consisting of current income and capital appreciation.

Under normal circumstances, the Fund invests primarily in debt securities in the following three segments of the debt securities market: (i) securities issued by the U.S. Government and its agencies, including mortgage-and other asset-backed securities; (ii) securities issued by foreign governments, companies or other entities, including in emerging market countries and non-dollar denominated securities; and (iii) below investment grade corporate debt securities or unrated corporate debt securities determined to be of comparable quality, which are commonly referred to as “junk bonds.” The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Columbia Variable Portfolio – U.S. Government Mortgage Fund

The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

The Fund’s assets primarily are invested in mortgage-related securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. This includes, but is not limited to, Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund may invest in derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to obtain or reduce credit exposure.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).

Variable Portfolio – American Century Diversified Bond Fund

The Fund seeks to provide shareholders with a high level of current income.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. At least 50% of the Fund’s net assets will be invested in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. Although the Fund emphasizes high-and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.12

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term.

The Fund is a non-diversified fund. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The Fund invests only in securities rated investment grade at the time of purchase, by a third party rating agency or, if unrated, deemed to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/-20% of the duration of the Index. Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. This 40% minimum investment amount may be reduced to 30% if the portfolio managers believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in derivatives such as futures, options, interest rate and inflation rate swaps, caps and floors and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.

The Subadviser may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction cost (which may adversely affect the Fund’s performance).

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

The Fund seeks to provide shareholders with a high level of current income.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to “high yield securities” or “junk bonds”) or, if unrated, to be of comparable quality. The Fund invests in senior floating rate loans of borrowers (Senior Loans). The Fund may also purchase secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior Loans), or other floating late debt securities, fixed income debt securities and money market instruments. Up to 25% of the Fund’s net assets may be invested in foreign investments.

Variable Portfolio – J.P. Morgan Core Bond Fund

The Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities like those included in the Barclays U.S. Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. Government, corporate bonds, and mortgage-and asset-backed securities. The Fund does not expect to invest in securities rated below investment grade, although it may hold securities that, subsequent to the Fund’s investment, have been downgraded to a below investment grade rating.

A.13	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Underlying Funds	Investment Objectives and Strategies

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund

The Fund seeks to provide shareholders with total return through current income and capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in mortgage-related fixed income instruments. These instruments have varying maturities and include but are not limited to mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls, and may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. The Fund may invest up to 10% of its total assets in non-agency mortgage-related fixed income instruments. The Fund may also invest up to 5% of its total assets in mortgage-related high yield (i.e., below investment grade) instruments. The average portfolio duration of the Fund normally varies from one to seven years based on the subadviser’s forecast for interest rates.

Variable Portfolio – Wells Fargo Short Duration Government Fund

The Fund seeks to provide shareholders with current income consistent with capital preservation.

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund may invest up to 20% of its net assets within non-government mortgage and asset-backed securities.

In pursuit of its objective, the Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a nationally recognized statistical ratings organization, or are deemed to be of comparable quality. As part of the Fund’s investment strategy, it may invest in stripped securities (securities that have been transformed from a principal amount with periodic interest coupons into a series of zero-coupon bonds, with the range of maturities matching the coupon payment dates and the redemption date of the principal amount) or enter into mortgage dollar rolls and reverse repurchase agreements. In addition, the Fund may invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AA- or Aa3 that the Fund’s subadviser believes will sufficiently outperform U.S. Treasuries. Generally, the portfolio’s overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.

Money Market Funds

Columbia Variable Portfolio – Cash Management Fund

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

The Fund’s assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. Government or its agencies, bank certificates of deposit, bankers’ acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. Government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	A.14

Appendix B

UNDERLYING FUNDS — RISKS

Many factors affect the performance of the Fund. The Fund’s share price changes daily based on the performance of its investments, which include the underlying funds and investments in the Tactical Assets. The ability of the Fund to meet its investment objective is directly related to its allocation among underlying funds and the ability of those underlying funds to meet their investment objectives, as well as the success of the Fund’s tactical allocation strategy. The following is a brief description of some principal risks associated with the underlying funds in which the Fund may invest as part of its principal investment strategies. Additional information regarding the principal risks of the underlying funds is available in the applicable underlying fund’s prospectus and Statement of Additional Information. This prospectus is not an offer for any of the underlying funds.

The reference in each case to the “Fund” within each of the below risks descriptions in this Appendix B refers to the underlying fund(s) that the Fund invests in.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Depositary Receipts Risk – Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk/Commodity-Linked Structured Notes Risk. Investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a liquid secondary market, and risk of greater volatility than investments in traditional equity and debt markets. These instruments involve additional risks, including counterparty risk and hedging risk.

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	B.1

Derivatives Risk — Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

B.2	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	B.3

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mid-Cap Company Securities Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies, and securities of mid-cap companies may be less liquid than the securities of larger companies.

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the investment manager, the investment manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the investment manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal.

B.4	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	B.5

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.

Tax Risk. Internal Revenue Service regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

B.6	COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND — 2013 PROSPECTUS	B.7

For More Information

The Fund is generally available only to the owners of variable annuity contracts issued by participating insurance companies. Please refer to the prospectus that describes your annuity contract for more information.

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds
c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081
By Telephone:	800.345.6611

The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through insurance companies.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Variable Series Trust II, of which the Fund is a series, is 811-22127.

© 2013 Columbia Management Investment Distributors, Inc.

S-6538-99 C (4/13)

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2013

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (formerly known as Columbia Variable Portfolio – Managed Volatility Fund)

The Fund offers Class 2 shares to separate accounts (Accounts) funding variable annuity contracts issued by affiliated life insurance companies. There are no exchange ticker symbols associated with shares of the Fund.

This is the Statement of Additional Information (“SAI”) for Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (the “Fund”). This SAI is not a prospectus. It should be read together with the Fund’s current prospectus dated the same date as this SAI. For a free copy of a fund prospectus, annual or semiannual report, when available, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or call 800.345.6611.

The current prospectus for the Fund is incorporated into this SAI by reference.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “Investment Manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “Distributor”). The Fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the Fund. Detailed information about fund governance, Columbia Management, and other aspects of Fund management can be found by referencing the Table of Contents.

Fundamental and Nonfundamental Investment Policies	p. 3
Investment Strategies and Types of Investments	p. 5
Information Regarding Risks and Investment Strategies	p. 6

Securities Transactions	p. 41
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 43
Valuing Fund Shares	p. 44
Portfolio Holdings Disclosure	p. 45
Proxy Voting	p. 47
Investing in a Fund	p. 50
Taxes	p. 51
Service Providers	p. 51
Organizational Information	p. 56
Trustees and Officers	p. 57
Control Persons and Principal Holders of Securities	p. 69
Information Regarding Pending and Settled Legal Proceedings	p. 70
Independent Registered Public Accounting Firm	p. 70

Appendix A: Description of Ratings	A-1
Appendix B: Proxy Voting Guidelines	B-1

Statement of Additional Information – April 29, 2013	Page 1

The funds in which the Fund invests are referred to as the “underlying funds” or “acquired funds.”

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of the Fund’s other investment policies, the Fund may invest its assets in other affiliated open-end management investment companies. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the Fund. The policies of the underlying funds may permit the Fund to engage in investment strategies indirectly that would otherwise be prohibited under the Fund’s investment restrictions.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

•

The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

•

The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

•

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

•

The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

•

The Fund will not buy or sell commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from transacting in derivative instruments relating to commodities, including, but not limited to, buying or selling options, swap contracts or futures contracts, or from investing in securities or other instruments backed by, or whose value is derived from, commodities.

•	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•

The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•

The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Statement of Additional Information – April 29, 2013	Page 3

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

•

The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Statement of Additional Information – April 29, 2013	Page 4

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the Fund is allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of the Fund. For a description of principal risks for the Fund, please see the Fund’s prospectus. Notwithstanding the Fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Investment Strategy	Authorized for the Fund and/or Underlying Funds
Agency and government securities	—
Borrowing	—
Cash/money market instruments	—
Collateralized bond obligations	—
Commercial paper	—
Common stock	—
Convertible securities	—
Corporate bonds	—
Debt obligations	—
Depositary receipts	—
Derivative instruments (including options and futures)	—
Exchange-traded funds	—
Floating rate loans	—
Foreign currency transactions	—
Foreign securities	—
Funding agreements	—
High yield debt securities (junk bonds)	—
Illiquid and restricted securities	—
Indexed securities	—
Inflation protected securities	—
Initial Public Offerings (IPOs)	—
Inverse floaters	—
Investment companies	—
Lending of portfolio securities	—
Loan participations	—
Mortgage- and asset-backed securities	—
Mortgage dollar rolls	—
Municipal obligations	—
Pay-in-kind securities	—
Preferred stock	—
Real estate investment trusts	—
Repurchase agreements	—
Reverse repurchase agreements	—
Short sales	—
Sovereign debt	—
Structured investments	—
Swap agreements	—
Variable- or floating-rate securities	—
Warrants	—
When-issued securities and forward commitments	—
Zero-coupon and step-coupon securities	—

Statement of Additional Information – April 29, 2013	Page 5

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics applicable to the Fund and underlying funds. Because the Fund invests in the underlying funds, in addition to other securities, the Fund will be subject to the same risks as the underlying funds in direct proportion to the allocation of the Fund’s assets among the underlying funds, subject to such exposures to the underlying funds being impacted by the Fund’s investments through the Tactical Allocation Strategy (Tactical Assets) (as such term is defined in the Fund’s prospectus). Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks and investment strategies for Fund, please see the Fund’s prospectus):

Active Management Risk. The Fund and certain of the underlying funds are actively managed; performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving a particular fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For the Fund, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

Allocation Risk. For the Fund, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the Funds’ allocations thereto, may be incorrect. Because a portion of the assets of the Fund will be invested in underlying funds, the Fund’s investment performance, in part, is directly related to the investment performance of the underlying funds in which it invests. The ability of the Fund to realize its investment objective(s) will depend, in part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Borrowing Risk. For the Fund and underlying funds, to the extent a fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the Fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the Fund’s exposure if the Fund did not borrow. The Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing. When the Fund borrows money it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Statement of Additional Information – April 29, 2013	Page 6

Confidential Information Access Risk. In managing the underlying funds, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the underlying funds. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the underlying funds as compared to other floating rate loan investors, and may adversely affect the price the underlying funds pays for the loans it purchases, or the price at which the underlying funds sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the underlying funds’ performance.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Counterparty Risk. For the Fund and certain of the underlying funds, counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. For the Fund and certain of the underlying funds, credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the Fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a Fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position)

Statement of Additional Information – April 29, 2013	Page 7

for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations.

Statement of Additional Information – April 29, 2013	Page 8

If the counterparty under a CDSX defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Also, the Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade

Statement of Additional Information – April 29, 2013	Page 9

outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms

Statement of Additional Information – April 29, 2013	Page 10

of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some

Statement of Additional Information – April 29, 2013	Page 11

emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange-Traded Fund (ETF) Risk. The Fund and certain of the underlying funds may invest in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Geographic Concentration Risk. Certain of the underlying funds, and subsequently the Fund, may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency

Statement of Additional Information – April 29, 2013	Page 12

devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund or underlying funds invest may consist of transactions involving refinancing, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s investment manager upon its credit analysis to be a suitable investment by the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a Fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the Fund’s, and certain of the underlying funds’, portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the Fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the Fund could result in decreased economies of scale and increased operating expenses for such fund. The Fund and its shareholders indirectly bear a portion of the expenses of such funds in which the Fund invests. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Statement of Additional Information – April 29, 2013	Page 13

Leverage Risk. Leverage occurs when the Fund (or an underlying fund, as the case may be) increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in the Fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause an underlying fund to underperform other mutual funds if that style falls out of favor with the market.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Non-Diversification Risk. The Fund is a diversified fund. Certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a Fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the Fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a Fund. High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest

Statement of Additional Information – April 29, 2013	Page 14

rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Rule 144A Securities Risk. The Fund and certain of the underlying funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”) which are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the funds might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. If an underlying fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization (small- and mid-cap) companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger-cap companies. Additionally, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger-cap companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of

Statement of Additional Information – April 29, 2013	Page 15

sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board may authorize a significant change in investment strategy or fund liquidation.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Underlying Fund Selection Risk. The risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category. Investing in underlying funds also exposes the Fund to the risks of many areas of the market.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Varying Distribution Levels Risk. The amount of the distributions paid by the Fund and the underlying funds generally depend on the amount of income and/or dividends received on the securities it holds. The Funds may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Funds receive from their investments decline.

Volatility and Volatility Management Risk. Although the Fund seeks to manage equity market volatility within its portfolio, there is no guarantee that the Fund will be successful. Despite the Fund’s name, the Fund’s portfolio may experience more than its targeted level of volatility, subjecting the Fund to Market Risk. Securities in the Fund’s portfolio and the Underlying Funds’ portfolios may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Investment Manager’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility within the portfolio. The Fund also may underperform other funds with similar investment objectives and strategies. Additionally,

Statement of Additional Information – April 29, 2013	Page 16

because the Fund seeks to target a particular level of effective equity market exposure (EEME), as stated above under “Principal Investment Strategies”, the Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be curbed. In general, the greater the protection against downside loss (as reflected in a smaller target level of EEME), the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets. Additionally, to the extent the Fund maximizes its EEME in low volatility markets, if the equity markets should decline in such low volatility markets, the Fund may experience greater loss than if it had not maximized its EEME.

INVESTMENT STRATEGIES

As described in the Fund’s prospectus, the Fund seeks its investment objectives by investing in a combination of underlying funds, Tactical Assets and other securities. The following information supplements the discussion of the Fund’s and each underlying fund’s investment objectives and strategies that are described in their corresponding prospectuses. The following describes strategies that the Fund and underlying funds may use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments.

Borrowing

For the Fund and the underlying funds, if the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a Fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is

Statement of Additional Information – April 29, 2013	Page 17

backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially over-collateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Cap Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a

Statement of Additional Information – April 29, 2013	Page 18

par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in the underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated

Statement of Additional Information – April 29, 2013	Page 19

declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars (see Swaption Transaction under Swap Agreements, below), and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

Statement of Additional Information – April 29, 2013	Page 20

A Fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A Fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures or inflation indices or rates.

Commodity-Linked Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s

Statement of Additional Information – April 29, 2013	Page 21

custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be

Statement of Additional Information – April 29, 2013	Page 22

higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Statement of Additional Information – April 29, 2013	Page 23

Certain structured notes and swap agreements may be exempt from provisions of the CEA and therefore, are not regulated as commodity interests under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

CFTC Regulation. Effective January 1, 2013, certain funds in the Fund Family no longer qualify for an exemption from registration as a commodity pool under CFTC Rule 4.5. Accordingly, each such fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to those funds effective January 1, 2013. Unless the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and

Statement of Additional Information – April 29, 2013	Page 24

recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase fund expenses, adversely affecting a fund’s total return.

The Fund listed on the cover of this SAI is deemed not to be a commodity pool under the CEA and has filed a notice of exclusion under Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a commodity pool operator under the CEA with respect to these funds. To remain eligible for the exclusion, each of the funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps truncations. In the even that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a commodity pool operator with the CFTC with respect to that fund. The Investment Manager’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of a fund’s investments in commodity interests, the purpose of such investments and the manner in which the fund holds out its use of commodity interests. Each such fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a Fund is allowed to invest in futures contracts, a Fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a Fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a Fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment,

Statement of Additional Information – April 29, 2013	Page 25

the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforceability of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Counter Party Risk, Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The Fund’s ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a Fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit

Statement of Additional Information – April 29, 2013	Page 26

analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the Fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a Fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Statement of Additional Information – April 29, 2013	Page 27

Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A Fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a Fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A Fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The Funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.

A Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.

At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a Fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Statement of Additional Information – April 29, 2013	Page 28

Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A Fund may write options on foreign currencies for the same types of purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written,

Statement of Additional Information – April 29, 2013	Page 29

the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.

A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The Fund would not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Statement of Additional Information – April 29, 2013	Page 30

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative

Statement of Additional Information – April 29, 2013	Page 31

instruments. To the extent a Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties,

Statement of Additional Information – April 29, 2013	Page 32

need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. The Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

For the Fund and the underlying funds, investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The Fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

For the Fund and the underlying funds to generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Fund pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Statement of Additional Information – April 29, 2013	Page 33

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

The Fund currently does not participate in the securities lending program, but the Board may determine to renew participation in the future.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Statement of Additional Information – April 29, 2013	Page 34

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do

Statement of Additional Information – April 29, 2013	Page 35

not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain to the Fund,

Statement of Additional Information – April 29, 2013	Page 36

respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Statement of Additional Information – April 29, 2013	Page 37

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a Fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A Fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Inflation Rate Swaps. An inflation, or Consumer Price Index (CPI), swap is a fixed maturity, over-the-counter derivative in which one party receives the “realized” rate of inflation as measured by the CPI or another inflation index over the life of the swap. The other party, in turn, pays a fixed annualized rate of return over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are often structured in “bullet” format, where all cash flows are exchanged at maturity. Inflation swaps may be less liquid than interest rate swaps.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Statement of Additional Information – April 29, 2013	Page 38

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts. Similar transactions can be entered into with respect to inflation rates such as the Consumer Price Index.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A Fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a Fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a Fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. (For more information concerning commodity-linked swaps, please see “Derivatives — Commodity-Linked Swaps” above).

The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Statement of Additional Information – April 29, 2013	Page 39

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date

Statement of Additional Information – April 29, 2013	Page 40

and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

To the extent that the Fund invests its assets in underlying funds, the Fund will not pay any commissions for purchases and sales. The Fund, however, will bear a portion of the commissions paid by the underlying funds in which it invests in connection with the purchase and sale of portfolio securities.

Except as otherwise noted, the description of policies and procedures in this section also applies to any Fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a Fund’s investment objective and policies, which securities will be purchased, held, or sold. With respect to the portfolio of securities of the underlying funds, in determining where the buy and sell orders are to be placed for such portfolio securities, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each Fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Funds.

A Fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Funds and the underlying funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Statement of Additional Information – April 29, 2013	Page 41

Commission Dollars

As stated above, to the extent that the Fund invests its assets in underlying funds, the Fund will not pay any commissions for purchases and sales. The following applies to other securities in the Fund’s portfolio and the underlying funds. Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in Fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the Funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or Fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a Fund and the other Funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of Fund commissions may create potential conflicts of interest between the investment manager or subadviser and a Fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of Fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the Fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the Fund) may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the Fund participates.

Trade Aggregation and Allocation

When the Funds invest in the underlying funds, they do so at the underlying funds’ NAVs. Generally, orders are processed and executed in the order received. When a Fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way

Statement of Additional Information – April 29, 2013	Page 42

believed to be fair to the Fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the Fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for Funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a Fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a Fund may be limited or prevented from acquiring securities of an issuer that the Fund’s investment manager may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a Fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the Funds’ affiliates, even if the purchases alone on behalf of a specific Fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a Fund’s investment manager may inadvertently breach these limits, and a Fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the Fund’s investment manager may otherwise prefer to continue to hold such securities. At certain times, the Funds may be restricted in their investment activities because of relationships an affiliate of the Funds, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, Funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The Fund has paid brokerage commissions of $153,587 for the most recent fiscal year end. Substantially all firms through whom transactions were executed provide research services.

For the last fiscal period, transactions were specifically directed to brokerage firms in exchange for research services in the amount of $14,521,733. The amount of commissions that were imputed or paid was $3,468.

As of the end of the fiscal year, the Fund did not hold any securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges

Statement of Additional Information – April 29, 2013	Page 43

comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Fund has not paid brokerage commissions to brokers affiliated with the Fund’s investment manager since Fund inception.

Valuing Fund Shares

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Fund does not value its shares on days that the NYSE is closed.

The value of the Fund’s portfolio securities is determined in accordance with the Fund’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

Statement of Additional Information – April 29, 2013	Page 44

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For alternative, equity, convertible and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average

Statement of Additional Information – April 29, 2013	Page 45

maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the investment manager are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ website pursuant to the Funds’ policies may change from time to time without prior notice.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the investment manager, the Funds’ Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. These service providers include each Fund’s sub-advisor(s) (if any) and vendors or other entities each subadviser may also hire to perform services for the funds, affiliates of the investment manager, the Funds’ custodian, sub-custodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. For those Funds that are used as funding vehicles for products of insurance companies affiliated with the Fund’s investment manager (e.g., Variable Portfolio series of funds), these Funds may also disclose portfolio holdings information on a daily basis to these insurance companies or their designees. Holdings information is primarily used by the insurance companies to understand the aggregate risks of the overall fund portfolios so that the insurance companies may evaluate and mitigate (i.e., hedge) its potential exposure with respect to benefits that the insurance companies provide to their annuity clients who allocate assets to the Funds under one or more annuity contracts and related benefit riders.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best

Statement of Additional Information – April 29, 2013	Page 46

interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identiy of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily
Bloomberg	Used for portfolio analytics and independent research.	Daily or Monthly
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio - Managed Volatility Fund.	As Needed
Cenveo, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Citigroup	Used in resolving technical difficulties with an analytic software program.	Daily
Cogent Consulting LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data.	Daily
Institutional Shareholder Services Inc. (“ISS”)	Used for proxy voting administration and research on proxy matters.	Daily
Investment Technology Group	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Used to assist in resolving technical difficulties with LongView trade order management system software.	As Needed
Lipper / Thomson Reuters Corp.	Used to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Used to facilitate writing management’s discussion of fund performance for shareholder reports and periodic marketing communications.	Quarterly
Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate	Used to report returns and analytics to client facing materials.	Monthly
Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund of funds product.	Monthly or As Needed
R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Reflections	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix B, apply to the Fund, as well as the other funds in the Fund Family, which are governed by the same Board of Trustees.

Statement of Additional Information – April 29, 2013	Page 47

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Board of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.
•	The Board supports annual election of all directors and proposals to eliminate classes of directors.
•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management compensation issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix B).

Statement of Additional Information – April 29, 2013	Page 48

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots. The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger, acquisition or a proxy contest, and the Funds’ ownership position is significant (as determined by thresholds established by the Board), the Board has established a guideline to direct Columbia Management to endeavor to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Statement of Additional Information – April 29, 2013	Page 49

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

PURCHASING SHARES

As a contract owner, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract and making allocations to one or more funds. Your purchase price will be the next NAV calculated after your request is received in good order by the fund or a participating insurance company.

If you own a Contract, see your Contract prospectus disclosure documents for further information concerning allocations to the Fund, minimum and maximum payments and submission and acceptance of your application.

TRANSFERRING/SELLING SHARES

There is no sales charge associated with the purchase of fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract. Any charges that apply to your Contract are described in your annuity contract.

You may transfer all or part of your value in your Account investing in shares of the fund to one or more of the other Accounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to your Account. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the fund or an authorized insurance company.

A fund will sell any shares presented by the shareholders Accounts of participating affiliated insurance companies. The policies on shares are described in your annuity or life insurance prospectus.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.

REJECTION OF BUSINESS

The Fund and the Distributor reserve the right to reject any business, in its sole discretion.

Statement of Additional Information – April 29, 2013	Page 50

Taxes

The Fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file a “Partnership Return of Income”. Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction or credit for the taxable year of the Fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the Fund.

The Fund will not need to make distributions to their shareholders to preserve their tax status.

The Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. Under a safe harbor for separate accounts in Section 817(h) of the Code and Section 1.817-5(b)(2) of the Treasury Regulations, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items (including receivables), Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. In addition, no more than 55% of the assets of the separate account which owns shares in the Fund, including the separate account’s proportionate share of the assets of the Fund, can be in cash, cash items (including receivables), government securities and securities of other regulated investment companies.

If the Fund does not qualify for the safe harbor test, an alternative diversification test is provided for in Section 1.817-5(b)(1). Under this test, no more than 55% of the value of total assets can be invested in one security, no more than 70% of the value of total assets can be invested in two securities, no more than 80% of the value of total assets can be invested in three securities, no more than 90% of the value of total assets can be invested in four securities. For purposes of the latter diversification requirement, the Fund’s beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the Fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The Fund intends to meet such requirements.

The partners or owners of the Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation and to the extent possible, a Fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management is the investment manager for the Fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

The Fund does not pay the investment manager a direct fee for investment management services on the portion of assets held in underlying funds that pay an investment advisory fee to the investment manager. For the portion of assets the Fund holds in

Statement of Additional Information – April 29, 2013	Page 51

other securities or investments through the Tactical Allocation Strategy and other funds advised by the investment manager that do not pay an investment advisory fee, the investment manager is paid a monthly fee based on the following schedule:

Investment Management Services Agreement Fee Schedule

Assets (billions)	Annual rate at each asset level	Effective fee rate
First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490%	0.240%

Under the agreement, for the portion of assets held outside the underlying funds, the Fund will pay taxes, brokerage commissions (if any) and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; registration fees for public sale of securities; certain legal fees; consultants’ fees; compensation for Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expenses related to a Fund’s participation in inverse floater structures; and expense properly payable by a Fund, approved by the Board.

For the most recent fiscal year end, the Fund paid $1,507,654 in management fees and $1,238 in nonadvisory expenses, net of earnings credits, waivers and expense, reimbursed by the investment manager and its affiliates.

Manager of Managers Exemption

The Funds managed by Columbia Management have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses the nature of any material relationships it has with a subadviser to the Board.

Portfolio Managers. The following provides information about the Fund’s portfolio managers as of Dec. 31, 2012, unless otherwise noted. All shares of the Fund are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of the Fund.

Portfolio Managers

	Other Accounts Managed (excluding the fund)			Potential Conflicts of Interest	Structure of Compensation
Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
Todd White	4 RICs 10 other accounts	$689 million $6.91 million	None	(1)	(A)
Kent Peterson	6 RICs 7 other accounts	$2.34 billion $0.39 million
Melda Mergen	10 RICs 3 other accounts	$6.38 billion $0.08 million
Jeffrey Knight(c)	3 other accounts	$1.38 million
Kent M. Bergene	6 RICs 7 other accounts	$47.5 billion $1.87 million			(B)

(a)	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part of wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of Dec. 31, 2012.

Statement of Additional Information – April 29, 2013	Page 52

Potential Conflicts of Interest:

(1)	Management of the Fund differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the Fund’s prospectus.

Because of the structure of the Fund, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Fund, and could influence the allocation of Fund assets to or away from the underlying funds that they manage.

•	Columbia Management and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

•

Columbia Management monitors the performance of the underlying funds and may, from time to time, recommend to the Fund’s Board a change in portfolio management or Fund strategy or the closure or merger of an underlying fund. In addition, Columbia Management may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of Fund assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Structure of Compensation:

(A)	Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Statement of Additional Information – April 29, 2013	Page 53

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(B)	The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Bergene, may be based, in part on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

ADMINISTRATIVE SERVICES

The Fund has an Administrative Services Agreement with the investment manager. Under this agreement, the Fund will pay the investment manager for providing administration and accounting services. The fee paid with respect to investments in underlying funds that pay an administrative services fee to the investment manager will be 0.020% on all asset levels. The fee paid with respect to investments through the Tactical Allocation Strategy and underlying funds that do not pay an administrative services fee is calculated as follows:

Administrative Services Agreement Fee Schedule

Asset Levels and Breakpoints in Applicable Fees
$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – 12,000,000,000	$12,000,000,001 +
0.060%	0.055%	0.050%	0.040%	0.030%

These fees are calculated for each calendar day on the basis of net assets as of the close of the preceding day.

For the most recent fiscal year end, the Fund paid $136,861 in administrative services fees. The effective administrative services fee rate for the most recent fiscal year end was 0.02% of the Fund’s average daily net assets.

TRANSFER AGENCY SERVICES

Each fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund’s shares. The transfer agent may hire third parties to perform services under this agreement. Under the agreement, the Fund does not pay a direct fee for transfer agency services on the portion of assets invested in underlying funds that pay a fee for transfer agency services, however, the transfer agent will earn a fee equal to 0.06% of the average daily net assets of the Fund invested through the Tactical Allocation Strategy and in underlying funds that don’t pay a fee for transfer agency services.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the Distributor), 225 Franklin Street, Boston, MA 02110, an indirect, wholly-owned subsidiary of Columbia Management, is the funds’ principal underwriter. The Fund’s shares are offered on a continuous basis.

Statement of Additional Information – April 29, 2013	Page 54

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing, the Fund approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with the distributor. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee applicable to Class 2 shares up to actual expenses incurred at an annual rate of up to 0.25% of the Fund’s average daily net assets. For the most recent fiscal year end, the fee paid was $1,586,690.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses. Payments under the Plan are intended to result in an increase in Fund assets and thus potentially result in economies of scale and lower costs for all shareholders over time.

The Plan must be approved annually by the Board, including a majority of the Board members who are not “interested” persons of the Fund, as that term is defined in the 1940 Act, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund or by the distributors. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of Board members who are not interested persons of the Fund is the responsibility of the other independent Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

CUSTODIAN SERVICES

The Fund’s securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

BOARD SERVICES CORPORATION

The Fund has an agreement with Board Services Corporation (Board Services) located at 901 South Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the Fund for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the Fund and its Board, and to provide any other services to the Board or the independent members, as may be reasonably requested.

Statement of Additional Information – April 29, 2013	Page 55

Organizational Information

The Fund is an open-end management investment company. The Fund’s headquarters is at 901 South Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The Fund is owned by Accounts of participating affiliated insurance companies. The shares of a Fund represent an interest in that Fund’s assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity contract prospectus. All shares have voting rights over the Fund’s management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the Fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected; all of which may, in the contract owner’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

FUND HISTORY

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund is a diversified fund that began operations on April 30, 2012 and is a series of Columbia Funds Variable Series Trust II, a Massachusetts business trust organized on Sept. 11, 2007 with a fiscal year end of Dec. 31. Prior to April 25, 2011, Columbia Funds Variable Series Trust II was known as RiverSource Variable Series Trust. Prior to April 29, 2013, the Fund was known as Columbia Variable Portfolio – Managed Volatility Fund. A diversified fund may convert to non-diversified status only with shareholder approval.

Statement of Additional Information – April 29, 2013	Page 56

Trustees and Officers

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

TRUSTEES AND OFFICERS

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None	Audit, Investment Review

Statement of Additional Information – April 29, 2013	Page 57

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	129	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None	Audit, Compliance Investment Review
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Statement of Additional Information – April 29, 2013	Page 58

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1983-1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Board Governance, Contracts, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	131	Director, Healthways, Inc. (health and well-being improvement since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

Statement of Additional Information – April 29, 2013	Page 59

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – April 29, 2013	Page 60

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

					None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – April 29, 2013	Page 61

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – April 29, 2013	Page 62

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Statement of Additional Information – April 29, 2013	Page 63

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 South Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included above.

Statement of Additional Information – April 29, 2013	Page 64

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members. The committee held 7 meetings during the last fiscal year.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Board Members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Board Members on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 6 meetings during the last fiscal year.

Executive Committee — Acts, as needed, for the Board between meetings of the Board. The committee held 1 meeting during the last fiscal year.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal

Statement of Additional Information – April 29, 2013	Page 65

controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures. The committee held 6 meetings during the last fiscal year.

TRUSTEE HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2012 of all funds in the Fund Family overseen by the Board members. All shares of the Fund are owned by life insurance companies and are not available for purchase by individuals. Consequently, no Board member owns any shares of the Fund.

Trustee Holdings — All Funds

Based on net asset values as of Dec. 31, 2012:

Board member	Aggregate dollar range of equity securities of all funds in the Fund Family overseen by Trustee
Kathleen Blatz	Over $100,000
Edward J. Boudreau, Jr.	Over $100,000*
Pamela G. Carlton	Over $100,000*
William P. Carmichael	Over $100,000*
Patricia M. Flynn	Over $100,000*
William A. Hawkins	Over $100,000*
R. Glenn Hillard	Over $100,000*
Stephen R. Lewis, Jr.	Over $100,000*
Catherine James Paglia	Over $100,000*
Leroy C. Richie	Over $100,000
Anthony M. Santomero	Over $100,000
Minor M. Shaw	Over $100,000*
Alison Taunton-Rigby	Over $100,000*
William F. Truscott	Over $100,000

*	Includes deferred compensation invested in share equivalents as well as any amounts invested through 529 plans established by the Trustee.

Statement of Additional Information – April 29, 2013	Page 66

COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the Fund Family in the fiscal year ended Dec. 31, 2012.

Trustee Compensation — All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Board Member
Kathleen Blatz	$250,000
Edward Boudreau	$255,000	(b)
Pamela Carlton	$237,500	(b)
William Carmichael	$242,500
Patricia Flynn	$247,500	(b)
William Hawkins	$255,000	(b)
R. Glenn Hilliard	$230,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher(c)	$185,000	(b)
John Nagorniak(c)	$163,750	(b)
Catherine James Paglia	$255,000	(b)
Leroy C. Richie	$252,500
Anthony Santomero	$230,000
Minor Shaw	$232,500	(b)
Alison Taunton-Rigby	$285,000	(b)

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn,Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Taunton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $45,900, $95,000, $123,750, $63,750, $230,000, $43,000, $185,000, $49,125, $127,500, $116,250 and $153,626, respectively. Amount deferred by fund is set forth below. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2012.

Trustee Compensation — Individual Fund

	Aggregate Compensation from Fund
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher*	Nagorniak*	Paglia	Leroy Richie	Santomero	Shaw	Taunton- Rigby
Total	2,729	3,382	2,682	3,335	2,507	3,382	2,682	3,075	2,034	2,076	3,323	2,722	2,650	2,682	3,323
Deferred	0	609	1,073	0	1,253	846	2,682	295	2,034	623	1,661	0	0	1,341	1,994
*	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

Statement of Additional Information – April 29, 2013	Page 67

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers), which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”) based, in part, on the relative assets among the two closed-end Funds. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated to the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more fund in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – April 29, 2013	Page 68

Control Persons and Principal Holders of Securities

Investors who own more than 25% of the Fund’s shares (Control Persons) are presumed under securities law to control the Fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. Investors who own 5% or more of the Fund’s shares are considered Principal Holders of Securities. The investors that owned 5% or more or 25% of the Fund’s shares no more than 30 days prior to the date of this filing are shown below.

Name, City and State of Investor	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
RiverSource Life, 222 Ameriprise Financial Center, Minneapolis, MN 55474	Class 2	93.18%	93.18%
RiverSource Life of New York, 222 Ameriprise Financial Center, Minneapolis, MN 55474	Class 2	6.82%	6.82%

Statement of Additional Information – April 29, 2013	Page 69

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Independent Registered Public Accounting Firm

The financial statements contained in the Fund’s Annual Report were audited by the independent registered public accounting firm, PricewaterhouseCoopers LLP, located at 225 South Sixth Street, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund.

Statement of Additional Information – April 29, 2013	Page 70

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Statement of Additional Information – April 29, 2013	A-1

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Statement of Additional Information – April 29, 2013	A-2

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Statement of Additional Information – April 29, 2013	A-3

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Statement of Additional Information – April 29, 2013	A-4

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+:	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2:	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3:	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D:	Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – April 29, 2013	A-5

Appendix B

Proxy Voting Policy

Proxy Voting Guidelines

Effective January 1, 2012

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Statement of Additional Information – April 29, 2013	B-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Statement of Additional Information – April 29, 2013	B-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Statement of Additional Information – April 29, 2013	B-3

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Statement of Additional Information – April 29, 2013	B-4

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Statement of Additional Information – April 29, 2013	B-5

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Statement of Additional Information – April 29, 2013	B-6

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Statement of Additional Information – April 29, 2013	B-7

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues - Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Statement of Additional Information – April 29, 2013	B-8

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues - General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Statement of Additional Information – April 29, 2013	B-9

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues - Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues - Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Statement of Additional Information – April 29, 2013	B-10

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues - Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues - Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues - Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

S-6538-20 C (4/13)

Statement of Additional Information – April 29, 2013	B-11

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments

December 31, 2012

(Percentages represent value of investments compared to net assets)

Equity Funds 30.9%
	Shares	Value ($)
International 9.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	864,083	13,980,860

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	1,399,661	16,879,912

Variable Portfolio — DFA International Value Fund, Class 1(a)	6,339,052	62,566,449

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	4,546,713	53,605,742

Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	1,382,611	17,213,506

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	3,684,424	41,412,927

Total		205,659,396

U.S. Large Cap 15.3%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	2,449,548	35,077,526

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)	2,589,057	31,431,153

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	3,103,596	36,343,116

Variable Portfolio — American Century Growth Fund, Class 1(a)(b)	2,384,130	30,636,074

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	4,018,408	50,270,280

Variable Portfolio — Marsico Growth Fund, Class 1(a)	2,315,817	30,568,782

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	3,774,205	50,159,185

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	2,374,547	30,774,134

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	2,888,624	30,937,160

Total		326,197,410

U.S. Mid Cap 2.9%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	2,251,987	26,821,167

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	2,592,222	34,994,987

Total		61,816,154

U.S. Small Cap 3.1%
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,524,117	19,889,731

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	2,803,475	46,565,721

Total		66,455,452

Total Equity Funds
(Cost: $628,848,545)		660,128,412

Fixed-Income Funds 33.0%
	Shares	Value ($)
Floating Rate 1.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	3,179,533	32,081,485

Global Bond 3.1%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)	5,463,138	66,704,909

High Yield 2.8%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,761,701	60,555,481

Inflation Protected Securities 3.6%
Variable Portfolio — BlackRock Inflation Protected — Securities Fund, Class 1(a)	8,023,151	76,701,323

Investment Grade 20.5%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	4,687,468	52,780,891

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	8,491,872	90,693,191

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1(a)	2,669,209	28,000,000

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	7,856,724	88,780,978

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	7,762,055	86,236,438

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1(a)	3,850,622	40,354,524

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	4,889,136	50,504,773

Total		437,350,795

Multisector 1.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	3,468,299	32,497,965

Total Fixed-Income Funds
(Cost: $700,497,203)		705,891,958

Residential Mortgage-Backed Securities — Agency 9.5%
Issuer	Coupon Rate	Principal Amount	Value ($)

Federal Home Loan Mortgage Corp.(c)(d)
01/01/43	3.000%	$10,950,000	11,447,883
01/01/43	3.500%	21,390,000	22,745,258

Federal National Mortgage Association(c)(d)
01/01/28	2.500%	33,725,000	35,263,703
01/01/28-01/01/43	3.000%	81,985,000	86,102,325
01/01/28-01/01/43	3.500%	43,965,000	46,827,495

Total Residential Mortgage-Backed Securities — Agency
(Cost: $202,179,325)			202,386,664

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

(Percentages represent value of investments compared to net assets)

Exchange-Traded Funds 8.9%
	Shares	Value ($)

SPDR S&P 500 ETF Trust	630,200	89,816,104

iShares Core S&P 500 ETF	82,000	11,732,560

iShares MSCI EAFE Index Fund	1,217,425	69,174,089

iShares Russell 2000 Index Fund	245,215	20,669,172

Total Exchange-Traded Funds
(Cost: $184,397,804)		191,391,925

Options Purchased Puts 2.0%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

S&P 500 Index

	1,000	1,300	Dec. 2013	6,915,000

	800	1,300	Dec. 2013	5,532,000

	300	1,250	Dec. 2013	1,668,000

	800	1,300	June 2014	8,084,000

	33	1,150	Dec. 2013	115,665

	15	1,125	Dec. 2013	46,650

	2,209	1,100	Dec. 2014	15,363,595

	1,100	1,000	Dec. 2014	5,313,000

Total Options Purchased Puts
(Cost: $56,015,145)				43,037,910

Money Market Funds 23.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.142%(a)(e)	494,983,539	494,983,539

Total Money Market Funds
(Cost: $494,983,539)		494,983,539

Total Investments
(Cost: $2,266,921,561)		2,297,820,408

Other Assets and Liabilities		(161,123,819)

Net Assets		2,136,696,589

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2012

At December 31, 2012, $27,912,800 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Russell 2000 Mini Index	531	44,954,460	March 2013	967,365	—

S&P 500 Index	1,356	481,413,900	March 2013	—	(654,691)

U.S. Treasury Note, 2-year	158	34,834,063	March 2013	4,661	—

U.S. Treasury Note, 5-year	490	60,962,889	April 2013	73,980	—

U.S. Treasury Ultra Bond, 30-year	205	33,331,719	March 2013	—	(741,883)

Total				1,046,006	(1,396,574)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Cost/Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,000,000	657,299,977	(172,316,438)	—	494,983,539	—	240,079	494,983,539

Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	53,508,462	(965,231)	(13,712)	52,529,519	240,641	372,191	52,780,891

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	34,618,942	(651,529)	(7,805)	33,959,608	—	—	35,077,526

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	12,917,074	(241,313)	(10,384)	12,665,377	55,886	39,357	13,980,860

Columbia Variable Portfolio — Global Bond Fund, Class 1	—	67,169,606	(1,254,801)	14,676	65,929,481	64,470	431,617	66,704,909

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	59,174,619	(603,272)	(14,438)	58,556,909	169,613	555,580	60,555,481

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	91,332,083	(1,447,847)	1,210	89,885,446	—	401,100	90,693,191

Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	—	25,643,661	(482,616)	(5,935)	25,155,110	—	—	26,821,167

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	—	30,829,153	(579,139)	(33,761)	30,216,253	13,631	43,129	31,431,153

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	—	34,618,942	(651,528)	(13,753)	33,953,661	—	—	36,343,116

Columbia Variable Portfolio — Short Duration U.S. Government Fund, Class 1	—	28,000,000	—	—	28,000,000	—	—	28,000,000

Columbia Variable Portfolio — Strategic Income Fund, Class 1	—	32,591,623	(603,272)	3,418	31,991,769	—	537,047	32,497,965

Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	90,232,719	(1,689,184)	1,225	88,544,760	114,792	365,114	88,780,978

Variable Portfolio — American Century Growth Fund, Class 1	—	30,772,393	(579,139)	(23,218)	30,170,036	—	—	30,636,074

Variable Portfolio — BlackRock Inflation-Protected Securities Fund, Class 1	—	77,855,109	(1,520,237)	(9,791)	76,325,081	180,303	659,755	76,701,323

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	—	16,180,488	(301,631)	(8,579)	15,870,278	50,949	102,251	16,879,912

Variable Portfolio — DFA International Value Fund, Class 1	—	58,227,229	(1,085,889)	(32,132)	57,109,208	—	528,992	62,566,449

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	32,377,171	(603,273)	(12,774)	31,761,124	45,922	276,673	32,081,485

Variable Portfolio — Invesco International Growth Fund, Class 1	—	51,649,751	(965,232)	(38,859)	50,645,660	188,806	173,622	53,605,742

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	—	87,611,921	(1,640,894)	4,165	85,975,192	39,832	383,642	86,236,438

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	—	34,618,942	(651,528)	(12,678)	33,954,736	—	—	34,994,987

Variable Portfolio — Marsico Growth Fund, Class 1	—	30,772,393	(579,139)	(34,051)	30,159,203	—	—	30,568,782

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Cost/Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends or Interest Income ($)	Value ($)
Variable Portfolio — MFS Value Fund, Class 1	—	49,364,047	(929,037)	(8,607)	48,426,403	—	—	50,270,280

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	—	16,351,698	(301,631)	(16,302)	16,033,765	158,759	165,651	17,213,506

Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	49,364,047	(929,037)	7,401	48,442,411	—	—	50,159,185

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	—	30,772,393	(579,138)	(28,972)	30,164,283	—	—	30,774,134

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	—	19,633,040	(198,899)	(15,610)	19,418,531	—	—	19,889,731

Variable Portfolio — Partners Small Cap Value Fund, Class 1	—	44,876,407	(844,575)	(12,092)	44,019,740	—	—	46,565,721

Variable Portfolio — PIMCO Mortgage-Backed Securities Fund, Class 1	—	41,294,200	(772,185)	(14,811)	40,507,204	125,975	138,368	40,354,524

Variable Portfolio — Pyramis® International Equity Fund, Class 1	—	38,876,850	(723,929)	(20,484)	38,132,437	114,114	297,245	41,412,927

Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	30,676,625	(310,778)	(14,002)	30,351,845	—	—	30,937,160

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	51,461,381	(965,232)	(5,431)	50,490,718	68,181	105,877	50,504,773

Total	10,000,000	2,010,672,946	(195,967,573)	(376,086)	1,824,329,287	1,631,874	5,817,290	1,861,003,909

(b)	Non-income producing.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Represents a security purchased on a when-issued or delayed delivery basis.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2012.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	660,128,412	—	—	660,128,412

Fixed-Income Funds	705,891,958			705,891,958

Money Market Funds	494,983,539	—	—	494,983,539

Total Mutual Funds	1,861,003,909	—	—	1,861,003,909

Bonds

Residential Mortgage-Backed Securities — Agency	—	202,386,664	—	202,386,664

Total Bonds	—	202,386,664	—	202,386,664

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Portfolio of Investments (continued)

December 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Exchange-Traded Funds	191,391,925	—	—	191,391,925

Total Equity Securities	191,391,925	—	—	191,391,925

Other

Options Purchased Puts	43,037,910	—	—	43,037,910

Total Other	43,037,910	—	—	43,037,910

Investments in Securities	2,095,433,744	202,386,664	—	2,297,820,408

Derivatives

Assets

Futures Contracts	1,046,006	—	—	1,046,006

Liabilities

Futures Contracts	(1,396,574)	—	—	(1,396,574)

Total	2,095,083,176	202,386,664	—	2,297,469,840

See	the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $442,592,274)	$436,816,499

Affiliated issuers (identified cost $1,824,329,287)	1,861,003,909

Total investments (identified cost $2,266,921,561)	2,297,820,408

Margin deposits on futures contracts	27,912,800

Receivable for:

Investments sold	3,822,304

Capital shares sold	8,467,019

Investments sold on a delayed delivery basis	5,538,057

Dividends	677,205

Interest	229,654

Variation margin on futures contracts	13,582,419

Prepaid expenses	2,706

Other assets	14,438

Total assets	2,358,067,010

Liabilities

Disbursements in excess of cash	855

Payable for:

Investments purchased	13,267,336

Investments purchased on a delayed delivery basis	207,943,481

Investment management fees	39,766

Distribution and/or service fees	42,972

Transfer agent fees	3,700

Administration fees	3,596

Compensation of board members	7,708

Expense reimbursement due to Investment Manager	922

Other expenses	60,085

Total liabilities	221,370,421

Net assets applicable to outstanding capital stock	$2,136,696,589

Represented by

Partners’ capital	$2,136,696,589

Total — representing net assets applicable to outstanding capital stock	$2,136,696,589

Class 2

Net assets	$2,136,696,589

Shares outstanding	207,970,235

Net asset value per share	$10.27

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Operations

Year ended December 31, 2012

Net investment income(a)

Income:

Dividends — unaffiliated issuers	$2,254,504

Dividends — affiliated issuers	5,817,290

Total income	8,071,794

Expenses:

Investment management fees	1,507,654

Distribution and/or service fees

Class 2	1,586,690

Transfer agent fees

Class 2	138,009

Administration fees	136,861

Compensation of board members	15,987

Custodian fees	40,660

Printing and postage fees	53,952

Professional fees	19,611

Other	39,835

Total expenses	3,539,259

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(168,807)

Total net expenses	3,370,452

Net investment income	4,701,342

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(86,322)

Investments — affiliated issuers	(376,086)

Capital gain distributions from underlying affiliated funds	1,631,874

Futures contracts	10,178,630

Net realized gain	11,348,096

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(5,775,775)

Investments — affiliated issuers	36,674,622

Futures contracts	(350,568)

Net change in unrealized appreciation (depreciation)	30,548,279

Net realized and unrealized gain	41,896,375

Net increase in net assets resulting from operations	$46,597,717

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Changes in Net Assets

Year ended December 31, 2012(a)
Operations

Net investment income	$4,701,342

Net realized gain	11,348,096

Net change in unrealized appreciation (depreciation)	30,548,279

Net increase in net assets resulting from operations	46,597,717

Increase (decrease) in net assets from capital stock activity	2,080,098,872

Total increase in net assets	2,126,696,589

Net assets at beginning of year	10,000,000

Net assets at end of year	$2,136,696,589

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	208,153,211	2,091,608,840

Redemptions	(1,182,976)	(11,509,968)

Net increase	206,970,235	2,080,098,872

Total net increase	206,970,235	2,080,098,872

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Variable Portfolio – Managed Volatility Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 2	Year Ended December 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.05

Net realized and unrealized gain	0.22

Total from investment operations	0.27

Net asset value, end of period	$10.27

Total return	2.70%

Ratios to average net assets(b)

Total gross expenses	0.56	%(c)

Total net expenses(d)	0.53	%(c)

Net investment income	0.74	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,136,697

Portfolio turnover	117	%(e)

Notes to Financial Highlights

(a)	For the period from April 19, 2012 (commencement of operations) to December 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 20% for the year ended December 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements

December 31, 2012

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On April 17, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund, which represented the initial capital for Class 2 at $10 per share. The Fund commenced operations on April 19, 2012.

These financial statements cover the period from April 19, 2012 (commencement of operations) to December 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in

Annual Report 2012	17

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to [produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions]. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/

decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

18	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

The following table is a summary of the fair value of derivative instruments at December 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	967,365	*
Equity contracts	Investments at value —unaffiliated issuers (for purchased options)	43,037,910
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	78,641	*
Total		44,083,916

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	654,691	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	741,883	*
Total		1,396,574

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the period ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	9,501,947	(3,401,324)	6,100,623
Interest rate contracts	676,683	—	676,683
Total	10,178,630	(3,401,324)	6,777,306
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	312,674	(12,977,235)	(12,664,561)
Interest rate contracts	(663,242)	—	(663,242)
Total	(350,568)	(12,977,235)	(13,327,803)

The following table is a summary of the volume of derivative instruments for the period ended December 31, 2012:

Derivative Instrument	Contracts Opened
Futures contracts	12,445
Options contracts	8,166

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference

Annual Report 2012	19

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires

20	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in underlying funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in other securities or investments through the Tactical Allocation Strategy and other funds advised by the Investment Manager that do not pay an investment management fee, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2012 was 0.24% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in underlying funds that pay an administrative services fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to investments through the Tactical Allocation Strategy and underlying funds that do not pay an administration fee declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2012 was 0.02% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended December 31, 2012, other expenses paid to this company were $3,650.

Other expenses also include offering cost which were incurred prior to the shares of the Fund being offered publicly. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in underlying funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole

Annual Report 2012	21

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate of 1.02% of Class 2 average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $2,659,126,552 and $946,142,584, respectively, for the period ended December 31, 2012, of which $1,075,337,770 and $875,354,086, respectively, were U.S. government securities.

Note 5. Shareholder Concentration

At December 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended December 31, 2012.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

22	Annual Report 2012

Columbia Variable Portfolio – Managed Volatility Fund

Notes to Financial Statements (continued)

December 31, 2012

proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	23

Columbia Variable Portfolio – Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — Managed Volatility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Fund (the “Fund”) (a series of Columbia Funds Variable Series Trust II) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 19, 2013

24	Annual Report 2012

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amendment No. 1 to the Agreement and Declaration of Trust effective September 11, 2007, filed electronically on or about September 28, 2007 as Exhibit (a)(1) to Registrant’s Registration Statement No. 333-146374 is incorporated by reference.

(a)(2)	Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008, filed electronically on or about April 21, 2008 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(3)	Amendment No. 3 to the Agreement and Declaration of Trust effective January 8, 2009, filed electronically on or about April 29, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(4)	Amendment No. 4 to the Agreement and Declaration of Trust effective January 14, 2010, filed electronically on or about April 14, 2010 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(5)	Amendment No. 5 to the Agreement and Declaration of Trust effective April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(6)	Amendment No. 6 to the Agreement and Declaration of Trust effective November 11, 2010, filed electronically on or about April 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(7)	Amendment No. 7 to the Agreement and Declaration of Trust effective January 13, 2011, filed electronically on or about April 29, 2011 as Exhibit (a)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(8)	Amendment No. 8 to the Agreement and Declaration of Trust effective September 15, 2011, filed electronically on or about March 2, 2012 as Exhibit (a)(8) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(9)	Amendment No. 9 to the Agreement and Declaration of Trust effective January 12, 2012, filed electronically on or about March 2, 2012 as Exhibit (a)(9) to Registrant’s Post-Effective Amendment No. 20 to Registration Statement No. 333-146374 is incorporated by reference.

(a)(10)	Amendment No. 10 to the Agreement and Declaration of Trust effective June 14, 2012, is filed electronically herewith as Exhibit (a)(10) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(a)(11)	Amendment No. 11 to the Agreement and Declaration of Trust effective September 13, 2012, is filed electronically herewith as Exhibit (a)(11) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(a)(12)	Amendment No. 12 to the Agreement and Declaration of Trust effective January 16, 2013, is filed electronically herewith as Exhibit (a)(12) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(a)(13)	Amendment No. 13 to the Agreement and Declaration of Trust effective April 17, 2013, is filed electronically herewith as Exhibit (a)(13) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(b)	By-laws filed electronically on or about September 28, 2007 as Exhibit (b) to Registrant’s Registration Statement No. 333-146374 are incorporated by reference.

(c)	Stock Certificate: Not Applicable.

(d)(1)	Form of Investment Management Services Agreement between Columbia Management Investment Advisers, LLC and Registrant, is filed electronically herewith as Exhibit (d)(1) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(d)(2)	Form of Subadvisory Agreement between Columbia Management Investment Advisers, LLC and a Subadviser filed electronically on or about April 14, 2010 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(3)	Subadvisory Agreement, dated June 11, 2008, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about October 29, 2008 as Exhibit (d)(3) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(4)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited filed electronically on or about December 29, 2009 as Exhibit (d)(4) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(5)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(6)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(7)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(8)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Columbia Funds Series Trust II Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(9)	Amendment Five to Amended and Restated Subadvisory Agreement, dated January 16, 2013, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, is filed electronically herewith as Exhibit (d)(9) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(e)	Form of Distribution Agreement between Registrant and Columbia Management Investment Distributors, Inc., is filed electronically herewith as Exhibit (e) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(f)	Deferred Compensation Plan, adopted as of December 31, 2011, filed electronically on or about February 24, 2012 as Exhibit (f) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about December 23, 2008 as Exhibit (g) to RiverSource International Managers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Form of Administrative Services Agreement between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about May 29, 2012 as Exhibit (h)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)	Form of Transfer and Dividend Disbursing Agent Agreement, between Registrant and Columbia Management Investment Services Corp., is filed electronically herewith as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(h)(3)	Form of Master Fee Cap/Fee Waiver Agreement by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant, filed electronically on or about November 7, 2012 as Exhibit (h)(4) to Columbia Funds Series Trust II Post-Effective Amendment No. 73 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Form of License Agreement, dated July 10, 2004, between Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about December 24, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(5)	Form of License Agreement Amendment, dated May 15, 2008, between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(6)	Form of License Agreement Amendment between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about July 8, 2009 as Exhibit (h)(10) to RiverSource International Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-92309 is incorporated by reference.

(h)(7)	Agreement and Plan of Reorganization, dated September 11, 2007, between RiverSource Variable Portfolio Funds, each a series of a Minnesota corporation, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Portfolio Trust, now known as Columbia Funds Variable Series Trust II, a Massachusetts business trust, and between RiverSource Variable Portfolio – Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio – Diversified Bond Fund, a series of RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, filed electronically on or about April 21, 2008 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(8)	Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(9)	Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)	Consents of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Form of Plan and Agreement of Distribution between Registrant and Columbia Management Investment Distributors, Inc. is filed electronically herewith as Exhibit (m) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(n)	Form of Rule 18f – 3(d) Plan is filed electronically herewith as Exhibit (n) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as Exhibit (p)(1) to Columbia Funds Series Trust II Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Columbia Funds Series Trust II Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser Donald Smith & Co., Inc., adopted January 1, 2005, revised March 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(4) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-61346 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Small Cap Value Funds’ Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(5) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser River Road Asset Management, LLC, dated January 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Value Fund’s Subadviser Denver Investment Advisors LLC effective January 11, 2011, filed electronically on or about April 29, 2011 as Exhibit (p)(7) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(7)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser Turner Investment Partners, Inc., dated February 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(8) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(8)	Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Asia Pacific ex-Japan, Columbia Commodity Strategy, Columbia European Equity, Columbia Global Equity, Columbia Variable Portfolio – Commodity Strategy and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser Threadneedle International Ltd., filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – American Century Diversified Bond and Variable Portfolio – American Century Growth Funds’ Subadviser American Century Investment Management, Inc., dated January 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Invesco International Growth Fund’s Subadviser Invesco Advisers, Inc., dated January 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(11)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Morgan Stanley Global Real Estate Fund’s Subadviser Morgan Stanley Investment Management Inc., dated September 17, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(12) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(12)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – MFS Value Fund’s Subadviser Massachusetts Financial Services Company, dated February 22, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(13) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(13)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – J.P. Morgan Core Bond Fund’s Subadviser J.P. Morgan Investment Management Inc., dated February 1, 2005, amended July 15, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(14) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(14)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – NFJ Dividend Value Fund’s Subadviser NFJ Investment Group LLC, dated October 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(16) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(15)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – PIMCO Mortgage-Backed Securities Fund’s Subadviser Pacific Investment Management Company, LLC, dated May 1, 2009, filed electronically on or about April 14, 2010 as Exhibit (p)(17) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(16)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser London Company of Virginia dated, April 7, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(18) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(17)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth and Variable Portfolio – Wells Fargo Short Duration Government Funds’ Subadviser Wells Capital Management Incorporated dated April 1, 2010, filed electronically on or about April 29, 2011 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(18)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Nuveen Winslow Large Cap Growth Fund’s Subadviser Winslow Capital Management, LLC., dated January 1, 2011, amended August 15, 2011 filed electronically on or about April 2, 2012 as Exhibit (p)(20) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(19)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – DFA International Value Fund’s Subadviser Dimensional Fund Advisors, L.P., dated October 23, 2012, is filed electronically herewith as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(20)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(21)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Eaton Vance Floating-Rate Income Fund’s Subadviser Eaton Vance Management, dated June 1, 2012, is filed electronically herewith as Exhibit (p)(21) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(22)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio - Columbia Wanger International Equities and Columbia Wanger U.S. Equities Funds’ Subadviser Columbia Wanger Asset Management, LLC, dated October 12, 2012, is filed electronically herewith as Exhibit (p)(22) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(23)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio - Jennison Mid Cap Growth Fund’s Subadviser Jennison Associates, LLC, dated January 3, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(27) to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(24)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio - Pyramis International Equity Fund’s Subadviser Pyramis Global Advisors, LLC, dated 2013, is filed electronically herewith as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(25)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund’s Subadviser BlackRock Financial Management, Inc., dated November 10, 2011, is filed electronically herewith as Exhibit (p)(25) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(26)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Holland Large Cap Growth Fund’s Subadviser Holland Capital Management LLC, dated June 2012, is filed electronically herewith as Exhibit (p)(26) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(27)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Victory Established Value Fund’s Subadviser Victory Capital Management Inc., dated October 1, 2011, is filed electronically herewith as Exhibit (p)(27) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(28)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser Palisade Capital Management, LLC, dated May 2012, is filed electronically herewith as Exhibit (p)(28) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(p)(29)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Sit Dividend Growth Fund’s Subadviser Sit Investment Associates, Inc., dated October 1, 2010, is filed electronically herewith as Exhibit (p)(29) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 17, 2013, is filed electronically herewith as Exhibit (q) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30. Indemnification

The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, or any subadviser to a series of the Registrant, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(1)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(2)	American Century Investment Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of American Century Investment Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by American Century Investment Management, Inc. and is incorporated herein by reference. Information about the business of American Century Investment Management, Inc. and the directors and principal executive officers of American Century Investment Management, Inc. is also included in the Form ADV filed by American Century Investment Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-8174), which is incorporated herein by reference.

(3)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(4)

BlackRock Financial Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of BlackRock Financial Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by

BlackRock Financial Management, Inc. and is incorporated herein by reference. Information about the business of BlackRock Financial Management, Inc. and the directors and principal executive officers of BlackRock Financial Management, Inc. is also included in the Form ADV filed by BlackRock Financial Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48433), which is incorporated herein by reference.

(5)	Columbia Wanger Asset Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Columbia Wanger Asset Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Columbia Wanger Asset Management, Inc. and is incorporated herein by reference. Information about the business of Columbia Wanger Asset Management, Inc. and the directors and principal executive officers of Columbia Wanger Asset Management, Inc. is also included in the Form ADV filed by Columbia Wanger Asset Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-41391), which is incorporated herein by reference.

(6)	Denver Investment Advisors LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Denver Investment Advisors LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Denver Investment Advisors LLC and is incorporated herein by reference. Information about the business of Denver Investment Advisors LLC and the directors and principal executive officers of Denver Investment Advisors LLC is also included in the Form ADV filed by Denver Investment Advisors LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-47933), which is incorporated herein by reference.

(7)	Dimensional Fund Advisors, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Dimensional Fund Advisors, L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Dimensional Fund Advisors, L.P. and is incorporated herein by reference. Information about the business of Dimensional Fund Advisors, L.P. and the directors and principal executive officers of Dimensional Fund Advisors, L.P. is also included in the Form ADV filed by Dimensional Fund Advisors, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16283), which is incorporated herein by reference.

(8)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(9)	Eaton Vance Management performs investment management services for the Registrant and certain other clients. Information regarding the business of Eaton Vance Management is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Eaton Vance Management and is incorporated herein by reference. Information about the business of Eaton Vance Management and the directors and principal executive officers of Eaton Vance Management is also included in the Form ADV filed by Eaton Vance Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15930), which is incorporated herein by reference.

(10)	Holland Capital Management LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Holland Capital Management LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Holland Capital Management LLC and is incorporated herein by reference. Information about the business of Holland Capital Management LLC and the directors and principal executive officers of Holland Capital Management LLC is also included in the Form ADV filed by Holland Capital Management LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-38709), which is incorporated herein by reference.

(11)	Invesco Advisers, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Invesco Advisers, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Invesco Advisers, Inc. and is incorporated herein by reference. Information about the business of Invesco Advisers, Inc. and the directors and principal executive officers of Invesco Advisers Inc. is also included in the Form ADV filed by Invesco Advisers, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-33949), which is incorporated herein by reference.

(12)	J.P. Morgan Investment Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of J.P. Morgan Investment Management Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by J.P. Morgan Investment Management Inc. and is incorporated herein by reference. Information about the business of J.P. Morgan Investment Management Inc. and the directors and principal executive officers of J.P. Morgan Investment Management Inc. is also included in the Form ADV filed by J.P. Morgan Investment Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21011), which is incorporated herein by reference.

(13)	Jennison Associates LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Jennison Associates LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Jennison Associates LLC and is incorporated herein by reference. Information about the business of Jennison Associates LLC and the directors and principal executive officers of Jennison Associates LLC is also included in the Form ADV filed by Jennison Associates LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-5608), which is incorporated herein by reference.

(14)	The London Company of Virginia performs investment management services for the Registrant and certain other clients. Information regarding the business of The London Company of Virginia is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by London Company of Virginia and is incorporated herein by reference. Information about the business of The London Company of Virginia and the directors and principal executive officers of The London Company of Virginia is also included in the Form ADV filed by The London Company of Virginia with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-46604), which is incorporated herein by reference.

(15)	Massachusetts Financial Services Company performs investment management services for the Registrant and certain other clients. Information regarding the business of Massachusetts Financial Services Company is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Massachusetts Financial Services Company and is incorporated herein by reference. Information about the business of Massachusetts Financial Services Company and the directors and principal executive officers of Massachusetts Financial Services Company is also included in the Form ADV filed by Massachusetts Financial Services Company with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-17352), which is incorporated herein by reference.

(16)	Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference. Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(17)	Morgan Stanley Investment Management, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Morgan Stanley Investment Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Morgan Stanley Investment Management, Inc. and is incorporated herein by reference. Information about the business of Morgan Stanley Investment Management, Inc. and the directors and principal executive officers of Morgan Stanley Investment Management, Inc. is also included in the Form ADV filed by Morgan Stanley Investment Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-15757), which is incorporated herein by reference.

(18)	NFJ Investment Group LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of NFJ Investment Group LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by NFJ Investment Group LLC and is incorporated herein by reference. Information about the business of NFJ Investment Group LLC and the directors and principal executive officers of NFJ Investment Group LLC is also included in the Form ADV filed by NFJ Investment Group LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-47940), which is incorporated herein by reference.

(19)	Pacific Investment Management Company LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Pacific Investment Management Company LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Pacific Investment Management Company LLC and is incorporated herein by reference. Information about the business of Pacific Investment Management Company LLC and the directors and principal executive officers of Pacific Investment Management Company LLC is also included in the Form ADV filed by Pacific Investment Management Company LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48187), which is incorporated herein by reference.

(20)	Palisade Capital Management, L.L.C. performs investment management services for the Registrant and certain other clients. Information regarding the business of Palisade Capital Management, L.L.C. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Palisade Capital Management, L.L.C. and is incorporated herein by reference. Information about the business of Palisade Capital Management, L.L.C. and the directors and principal executive officers of Palisade Capital Management, L.L.C. is also included in the Form ADV filed by Palisade Capital Management, L.L.C. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-48401), which is incorporated herein by reference.

(21)	Pyramis Global Advisors, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Pyramis Global Advisors, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Pyramis Global Advisors, LLC and is incorporated herein by reference. Information about the business of Pyramis Global Advisors, LLC and the directors and principal executive officers of Pyramis Global Advisors, LLC is also included in the Form ADV filed by Pyramis Global Advisors, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63658), which is incorporated herein by reference.

(22)	River Road Asset Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of River Road Asset Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by River Road Asset Management, LLC and is incorporated herein by reference. Information about the business of River Road Asset Management, LLC and the directors and principal executive officers of River Road Asset Management, LLC is also included in the Form ADV filed by River Road Asset Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-64175), which is incorporated herein by reference.

(23)	Sit Investment Associates, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Sit Investment Associates, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Sit Investment Associates, Inc. and is incorporated herein by reference. Information about the business of Sit Investment Associates, Inc. and the directors and principal executive officers of Sit Investment Associates, Inc. is also included in the Form ADV filed by Sit Investment Associates, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16350), which is incorporated herein by reference.

(24)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(25)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

(26)	Victory Capital Management Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Victory Capital Management Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Victory Capital Management Inc. and is incorporated herein by reference. Information about the business of Victory Capital Management Inc. and the directors and principal executive officers of Victory Capital Management Inc. is also included in the Form ADV filed by Victory Capital Management Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-46878), which is incorporated herein by reference.

(27)	Wells Capital Management Incorporated performs investment management services for the Registrant and certain other clients. Information regarding the business of Wells Capital Management Incorporated is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Wells Capital Management Incorporated and is incorporated herein by reference. Information about the business of Wells Capital Management Incorporated and the directors and principal executive officers of Wells Capital Management Incorporated is also included in the Form ADV filed by Wells Capital Management Incorporated with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-21122), which is incorporated herein by reference.

(28)	Winslow Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Winslow Capital Management, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Winslow Capital Management, Inc. and is incorporated herein by reference. Information about the business of Winslow Capital Management, Inc. and the directors and principal executive officers of Winslow Capital Management, Inc. is also included in the Form ADV filed by Winslow Capital Management, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-41316), which is incorporated herein by reference.

Item 32. Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer	Board Member, Senior Vice President
Amy Unckless	President and Chief Administrative Officer	None
Jeffrey F. Peters	Senior Vice President	None
Dave K. Stewart	Chief Financial Officer	None
Scott R. Plummer	Senior Vice President, Chief Counsel and Assistant Secretary	Senior Vice President and Chief Legal Officer
Stephen O. Buff	Vice President, Chief Compliance Officer	None
Christopher Thompson	Senior Vice President and Head of Intermediary Distribution, Marketing and Product	None
Brian Walsh	Vice President, Strategic Relations	None
Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None
Thomas R. Moore	Secretary	None
Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary
Nancy W. LeDonne	Vice President and Assistant Secretary	None
Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary
Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary
Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary
Eric T. Brandt	Vice President and Assistant Secretary	None
Ken Murphy	Anti-Money Laundering Officer	None
Kevin Wasp	Ombudsman	None
Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not Applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201;

•	Registrant’s subadviser, BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022;

•	Registrant’s subadviser, Columbia Wanger Asset Management LLC, 227 West Monroe Street, Chicago, Illinois 60606;

•	Registrant’s subadviser, Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202;

•	Registrant’s subadviser, Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78749;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, New York 10019;

•	Registrant’s subadviser, Eaton Vance Management, Two International Place Boston, Massachusetts 02110;

•	Registrant’s subadviser, Holland Capital Management LLC, 303 W. Madison, Suite 700, Chicago, Illinois 60606;

•	Registrant’s subadviser, Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309;

•	Registrant’s subadviser, J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, New York 10017;

•	Registrant’s subadviser, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017;

•	Registrant’s subadviser, London Company of Virginia, 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226;

•	Registrant’s subadviser, Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD;

•	Registrant’s subadviser, Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036;

•	Registrant’s subadviser, NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700, Dallas TX 75201;

•	Registrant’s subadviser, Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660;

•	Registrant’s subadviser, Palisade Capital Management, L.L.C., One Bridge Plaza North, Suite 695, Fort Lee, New Jersey 07024;

•	Registrant’s subadviser, Pyramis Global Advisors, LLC, 900 Salem Street, Smithfield, Rhode Island 02917;

•	Registrant’s subadviser, River Road Asset Management, LLC, 462 South Fourth Street, Suite 1600 Louisville, Kentucky 40202;

•	Registrant’s subadviser, Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402;

•	Registrant’s subadviser Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312;

•	Registrant’s subadviser, Victory Capital Management Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144;

•	Registrant’s subadviser, Wells Capital Management Incorporated, 525 Market Street, San Francisco, California 94105;

•	Registrant’s subadviser, Winslow Capital Management, LLC, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS VARIABLE SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 26th day of April, 2013.

COLUMBIA FUNDS VARIABLE SERIES TRUST II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2013.

Signature	Capacity	Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Joseph F. DiMaria Joseph F. DiMaria	Chief Accounting Officer (Principal Accounting Officer)	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee

/s/ William A. Hawkins* William A. Hawkins	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated April 17, 2013, filed electronically herewith as Exhibit (q) to Registrant’s Post-Effective Amendment No. 31 to Registration Statement No. 333-146374, by:

/s/ Scott R. Plummer Scott R. Plummer

Contents of this Post-Effective Amendment No. 31 to Registration Statement

No. 333-146374

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

The prospectus for Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund.

Part B.

The Statement of Additional Information for Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund.

Financial Statements.

Part C.

Other information.

The signatures.

EXHIBIT INDEX

(a)(10)	Amendment No. 10 to the Agreement and Declaration of Trust effective June 14, 2012.

(a)(11)	Amendment No. 11 to the Agreement and Declaration of Trust effective September 13, 2012,

(a)(12)	Amendment No. 12 to the Agreement and Declaration of Trust effective January 16, 2013.

(a)(13)	Amendment No. 13 to the Agreement and Declaration of Trust effective April 17, 2013.

(d)(1)	Form of Investment Management Services Agreement, between Registrant and Columbia Management Investment Advisers, LLC.

(d)(9)	Amendment Five to Amended and Restated Subadvisory Agreement, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, dated January 16, 2013.

(e)	Form of Distribution Agreement, between Registrant and Columbia Management Investment Distributors, Inc.

(h)(2)	Form of Transfer and Dividend Disbursing Agent Agreement, between Registrant and Columbia Management Investment Services Corp.

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

(m)	Form of Plan of Distribution and Agreement of Distribution, between Registrant and Columbia Management Investment Distributors, Inc.

(n)	Form of Rule 18f-3(d) Multi-Class Plan.

(p)(19)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – DFA International Value Fund’s Subadviser Dimensional Fund Advisors, L.P. , dated October 23, 2012.

(p)(21)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio Eaton Vance Floating-Rate Income Fund’s Subadviser Eaton Vance Management, dated June 1, 2012.

(p)(22)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Columbia Wanger International Equities and Columbia Wanger U.S. Equities Funds’ Subadviser Columbia Wanger Asset Management, LLC, dated October 12, 2012.

(p)(24)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Pyramis International Equity Fund’s Subadviser Pyramis Global Advisors, LLC, dated 2013.

(p)(25)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund’s Subadviser BlackRock Financial Management, Inc., dated November 10, 2011.

(p)(26)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Holland Large Cap Growth Fund’s Suadviser Holland Capital Management LLC, dated June 2012.

(p)(27)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Victory Established Value Fund’s Subadviser Victory Capital Management Inc., dated October 1, 2011.

(p)(28)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser Palisade Capital Management, LLC, dated May 2012.

(p)(29)	Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Sit Dividend Growth Fund’s Subadviser Sit Investment Associates, Inc., dated October 1, 2010.

(q)	Directors/Trustees Power of Attorney, dated April 17, 2013.